As filed with the Securities and Exchange Commission on July 21, 2009
Securities Act of 1933 Registration No. 333-158261 Investment Company Act of 1940 Registration No. 811-22284

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☒

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
(Exact Name of Registrant as Specified in Charter)
c/o Hatteras Capital Investment Management, LLC
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615
 (Address of Principal Executive Offices)
(919) 846-2324
(Registrant’s Telephone Number)
David B. Perkins
8540 Colonnade Center Drive
Suite 401
Raleigh, North Carolina 27615
 (Name and Address of Agent for Service)

Copy to:
Michael P. Malloy, Esq. Drinker Biddle & Reath LLP One Logan Square 18th & Cherry Streets Philadelphia, PA 19103-6996 215-988-2700

 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective:

 ☒  When declared effective pursuant to Section 8(c) under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)

Shares	3,000,000	$100.00	$300,000,000	$16,740

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2) Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Hatteras 1099 Advantage Institutional Fund
Cross Reference Sheet
Parts A and B

ITEM
NUMBER	CAPTION	LOCATION IN PROSPECTUS

1.	Outside Front Cover	Outside Front Cover Page
2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page
3.	Fee Table and Synopsis	Fund Fees and Expenses; Fund Summary
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Fund Summary; Distribution Arrangements
6.	Selling Shareholders	Tender Offers/ Offers to Repurchase; Tender/
Repurchase Procedures
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Fund Summary;
Investment Objective and Strategies
9.	Management	Management of the Fund; Boards of
Trustees and Officers (SAI)
10.	Capital Stock, Long-Term Debt, and Other Securities	Fund Summary; Purchase Terms (SAI)
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional
	Information	Table of Contents of SAI
14.	Cover Page of SAI	Cover Page (SAI)
15.	Table of Contents of SAI	Table of Contents of SAI
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Strategies;
Summary; Management of the Fund;
Investment Policies and Practices (SAI)
18.	Management	Management of the Fund; Boards of
Trustees and Officers (SAI);
Investment Management Services (SAI)
19.	Control Persons and Principal Holders
	of Securities	Boards of Trustees and Officers (SAI)

20.	Investment Advisory and Other Services	Management of the Fund; Fund Summary;
Investment Management Services; Fund
Expenses; Custodian (SAI); Fund Servicing Fee
(SAI)
21.	Portfolio Managers	Investment Management Services (SAI)
22.	Brokerage Allocation and Other Practices	Brokerage (SAI)
23.	Tax Status	Taxes; Certain Tax Considerations (SAI)
24.	Financial Statements	Financial Statements (SAI)

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED.  WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.  THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND

PROSPECTUS

Hatteras 1099 Advantage Institutional Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.  Hatteras Capital Investment Management, LLC (“HCIM”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), will serve as the investment manager to the Fund (in such capacity, the “Investment Manager”).  Ramius Fund of Funds Group LLC (“Ramius”), an investment adviser registered with the SEC under the Advisers Act, will serve as sub-adviser to the Fund (in such capacity, the “Sub-Adviser”).

The Fund’s investment objective is to provide returns in excess of the broad equity markets over a full market cycle through investments in the three asset classes of Opportunistic Equity, Enhanced Fixed Income and Absolute Return. The Fund’s secondary objective is to achieve returns with moderate volatility and correlation to equity markets.  To achieve its objectives, the Fund will provide its shareholders (each, a “Shareholder” and together, the “Shareholders”) with access to a broad range of investment strategies and asset categories by investing its assets primarily in funds managed by investment advisers (“Sub-Managers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions.

Although it is not required to do so, the Fund will seek to allocate its assets among at least 20 Sub-Managers, generally through investments in a wide range of investment vehicles (“Sub-Manager Funds”) managed by the Sub-Managers or by placing assets in an account directly managed by the Sub-Manager (each, a “Sub-Manager Account”).  The Fund cannot guarantee that its investment objective will be achieved or that the its strategy of investing in the Sub-Manager Funds will be successful.  Investing in the Fund involves a heightened risk of significant loss.  SEE “RISK FACTORS,” “GENERAL RISKS” AND “SPECIAL RISKS OF FUND OF FUNDS STRUCTURE” BEGINNING ON PAGE 19.

This prospectus (the “Prospectus”) applies to the offering of shares of beneficial interest (“Shares”) of the Fund.  The Shares will be offered during an initial public offering period and in a continuous offering thereafter and will generally be offered as of the first business day of each calendar month or at such other times as may be determined by the Fund, in each case subject to any applicable sales charge and other fees, as described herein.  The Shares will initially be issued at $100 per share.  The Fund has registered 3,000,000 Shares for sale under the registration statement to which this Prospectus relates.  No Shareholder will have the right to require the Fund to redeem its Shares.

Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “INVESTOR QUALIFICATIONS.”

For convenience, the Fund’s investments may be referred to as investments with Sub-Managers or Sub-Manager Funds.

Shares are an Illiquid Investment.  The Shares will not be listed on any securities exchange and the Fund will not knowingly permit a secondary market to develop.  The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust.  Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.  Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

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This Prospectus concisely provides information that you should know about the Fund before investing.  You are advised to read this Prospectus carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated ________, has been filed with the SEC.  You can request a copy of the SAI without charge by writing to the Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by calling the Fund at 888-363-2324.  You can also obtain a copy of the SAI and annual and semi-annual reports of the Fund at the following website: www.hatterasfunds.com.  The SAI is incorporated by reference into this Prospectus in its entirety.  The table of contents of the SAI appears on page ___ of this Prospectus.  You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov).  The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Hatteras 1099 Advantage Institutional Fund

Total Offering Amount (1)	$300,000,000
Maximum Sales Charge	$0
Minimum Sales Charge	$0
Proceeds to the Fund (maximum) (2)	$300,000,000
Proceeds to the Fund (minimum) (2)	$300,000,000

(1)  Hatteras Capital Distributors, LLC acts as the distributor (“Distributor”) of the Shares on a best-efforts basis, subject to various conditions.  The initial public offering is expected to be on or about October 1, 2009 (or such earlier or later date as the Distributor may determine).  The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor.  The Investment Manager, the Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s, Distributor’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments will vary and may be significant in amount, but such payments are not expected to exceed 0.75% of the amount invested.  The prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options.  See “DISTRIBUTION ARRANGEMENTS.” The Fund will sell Shares only to investors who certify that they are Eligible Investors.  The minimum initial investment in the Fund by any investor is $50,000.  However, the Fund, in its sole discretion, may accept investments below this minimum.  Pending the closing of the initial public offering or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Funds’ transfer agent.  On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  Any interest earned on escrowed amounts will be credited to the Fund.  See “The Offering.”

 (2)  The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below.  Other expenses of issuance and distribution are estimated to be $154,500.

The Fund reserves the right to suspend or terminate this or other offerings of Shares at any time in the discretion of the Board of Trustees of the Fund provided that it is in the best interests of the Fund and Shareholders to do so.  In the event that the Fund terminates this offering, an investor will not be able to purchase additional Shares until the next offering made by the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice.  You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI.  The Fund has not authorized anyone to provide you with different information.

               THE FUND’S DISTRIBUTOR IS HATTERAS CAPITAL DISTRIBUTORS, LLC.

ii

TABLE OF CONTENTS

iii

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments.

TRANSACTION EXPENSES:
Maximum Early Repurchase Fee (1)	5.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND) (2)
Management Fee (3)	1.50%
Fund Servicing Fee (4)	0.40%
Interest Expenses	0.00%
Other Expenses (5)	0.69%
Acquired Fund Fees and Expenses (6)	2.57%

Total Annual Expenses (7)	5.16%

(1)
A Shareholder participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5% of the amount repurchased if such Shareholder has been a Shareholder for less than 12 months prior to the valuation date.

(2)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(3)
For its provision of services to the Fund, the Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.50% of the Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Manager will pay the Sub-Adviser 50% of the Management Fee it receives from the Fund.

(4)
The Fund pays compensation to HCIM for fund services in accordance with a fund servicing agreement. The Fund Servicing Fee for the Fund is payable monthly at an annual rate of 0.40% of the month-end NAV of the Fund (prorated for shorter periods).  The Fund Servicing Fee payable to HCIM will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Fund, effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.  See “FUND SERVICING FEE” for additional information.

(5)
Trustees’ fees, insurance costs and other costs have been allocated pro rata between the Fund and Hatteras 1099 Advantage Fund, a closed-end fund offered to retail investors that intends to invest substantially all of its assets in the Fund (the “Feeder Fund” and together with the Fund, the “Funds”). Shareholders also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Fund as an investor in Sub-Manager Funds or Sub-Manager Accounts (as such terms are defined herein).  Such fees and expenses incurred as a result of the Fund’s investment in Sub-Manager Funds or Sub-Manager Accounts are considered “Acquired Fund Fees and Expenses” of the Fund and are included in the Fund’s calculation of Acquired Fund Fees and Expenses in the table above.  “Other Expenses” are based on estimated amounts for the current fiscal year.

(6)
In addition to the Fund’s direct expenses, the Fund indirectly bears a pro-rata share of the expenses of the Sub-Manager Funds.  The Sub-Manager Funds generally charge, in addition to management fees calculated  as a  percentage of the average net asset value (“NAV”) of the Fund’s investment, performance-based fees generally from 10% to 35% of the net capital appreciation in the Fund’s investment for the year or other measurement period.  The fees and expenses  indicated are calculated based on estimated amounts for the current fiscal year.  In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Sub-Managers (Sub-Manager Funds), which fluctuate over time.  In addition, the Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

(7)
The Investment Manager and Sub-Adviser have jointly agreed to waive the Investment Management Fee and other fees, and to pay or absorb expenses of the Fund for three years from the date of commencement of the Fund’s operations so that the Total Annual Expenses of the Fund (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Fund and any Acquired Fund Fees and Expenses) for this period will not exceed 3.00% of net assets of the Fund on an annualized basis (the “Expense Limitation”). The Fund will carry forward, for a period not to exceed (3) three years from the date on which a waiver or reimbursement is made by the Investment Manager and/ or Sub-Adviser, all fees and expenses in excess of the Expense Limitation that have been waived, paid or absorbed by the Investment Manager and/or the Sub-Adviser, and will repay the Investment Manager and/ or Sub-Adviser, as applicable, such amounts, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limitation disclosed in the then effective Prospectus for the Fund. The Fund’s Expense Limitation Agreement is calculated based on end of month net asset values. However, in the financial statements for the Fund, the expense ratios presented in the financial highlights are calculated based on average monthly net assets.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The table and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

The example is based on the expenses set forth in the table above, including Acquired Fund Fees and Expenses, and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown.  Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

EXAMPLE

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:
	1 Year	3 Years	5 Years	10 Years
	$52.22	$160.47	$274.00	$582.65

The example below is based on the Fund’s estimated fees and expenses for the 1,3,5 and 10 year periods less the Fund’s Acquired Fund Fees and Expenses for the period.

EXAMPLE

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:
	1 Year	3 Years	5 Years	10 Years
	$26.21	$78.50	$133.44	$283.33

PERFORMANCE INFORMATION. The Fund is new and therefore has no performance information.  The Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices (including the Standard & Poor’s 500 Stock Index, the Barclays Capital Aggregate Bond Index and the HFRX Global Hedge Fund Index), other information prepared by recognized investment company statistical services and investments for which reliable performance information is available. The Standard & Poor’s 500 Stock Index with dividends reinvested is a market capitalization weighted index made up of the 500 U.S. companies with the largest market capitalizations.  The Barclays Capital Aggregate Bond Index is a benchmark index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed income securities that are of  investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe.  It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.  Indices are unmanaged and their returns do not include sales charges or fees. With the exception of the HFRX Global Hedge Fund Index, it is not possible to invest in the above referenced indices.

MANAGEMENT FEE.  In consideration for the advisory and other services provided by the Investment Manager to the Fund pursuant to the Investment Management Agreement, the Fund will pay the Investment Manager a management fee (the “Management Fee”) at an annual rate of 1.50%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Fund assets. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.  The Investment Manager will pay the Sub-Adviser 50% of the Management Fee it receives from the Fund.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Sub-Advisory Agreement for the Fund will be available in the Fund’s semi-annual report dated September 30, 2009.

FUND SERVICING FEE.  The Fund intends to pay compensation to HCIM for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). The fund servicing fee (“Fund Servicing Fee”) for the Fund is payable monthly at an annual rate of 0.40% of the month-end NAV of the Fund (prorated for shorter periods).  The Fund Servicing Fees payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Fund, effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.  The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fee in its sole discretion.  The Servicing Agent may delegate some or all of its servicing responsibilities to one or more service providers.  The Servicing Agent may delegate and any such service provider will provide customary services, including some or all of the following: (1) assisting the Fund in administering repurchases; (2) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Shareholder services; (3) as agreed from time to time with the Board in accordance with Rule 38a-1 under the 1940 Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (4) assisting the Fund in providing or procuring accounting services for the Fund and Shareholder capital accounts; (5) assisting in the administration of meetings of the Board and its committees and the Shareholders; (6) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Shareholders and the Fund; (7) assisting in arranging for, at the Fund’s expense, the preparation of all required tax returns; (8) assisting in the preparation of proxy statements to Shareholders, and the preparation of reports filed with regulatory authorities; (9) periodically reviewing the services performed by the Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (10) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund’s custody, administration and escrow agreements; (11) providing information and assistance as requested in  connection with the registration of the Fund’s Shares in accordance with state securities requirements; (12) providing assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund’s independent accountants; and (13) supervising other aspects of the Fund’s operations and providing other administrative services to the Fund.

ADMINISTRATION SERVICES.  The Fund will pay UMB Fund Services, Inc. (the “Administrator”) a monthly administration fee of up to 0.075% on an annualized basis of the net assets of the Fund (prior to reduction for any Management Fee) (the “Fund Administration Fee”).  The Fund Administration Fee will be paid to the Administrator pro rata before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.  The Fund will also reimburse the Administrator for certain out-of-pocket expenses and pay the Administrator a fee for transfer agency services.

CUSTODIAL SERVICES.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of those assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 800 Nicollet Mall, Minneapolis, Minnesota 55402 .

FUND EXPENSES.  The Fund bears its own expenses, including, but not limited to, organizational and offering expenses, as well as other investment expenses (e.g., expenses that the Investment Manager reasonably determines to be related to the investment of the Fund’s assets, such as brokerage commissions, expenses relating to short sales, clearing and settlement charges, bank service fees and interest expenses); operational expenses; expenses incurred with respect to due diligence (including, without limitation, the fees and expenses of operational due diligence professionals retained by the Fund); investment-related travel expenses; the cost of computer hardware and software to the extent used for research relating to the investments and software to the extent not paid for with “soft dollars”; legal and compliance expenses (including, without limitation, the fees and expenses of attorneys and compliance professionals retained by the Fund as well as the cost of salary and other compensation payable to one or more attorneys or compliance professionals who are employees of the Investment Manager or Sub-Adviser or one or more of their affiliates, but only to the extent that such cost is attributable to work performed for the benefit of the Fund); professional fees (including, without limitation, expenses of consultants and experts) relating to investments; accounting expenses (including the cost of accounting software packages); auditing and tax preparation expenses (whether provided by the employees of the Investment Manager, Sub-Adviser or another party); costs of printing and mailing reports and notices; taxes; corporate licensing; regulatory expenses (including filing fees); insurance expenses; expenses incurred in connection with the offering and sale of the Shares and other similar expenses related to the Fund; and extraordinary expenses.

FUND STRUCTURE

FUND SUMMARY

This is only a summary. This summary does not contain all of the information that Investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Risk Factors.”

The Fund and the Shares
Hatteras 1099 Advantage Institutional Fund (the “Fund”) is a closed-end, management investment company, organized as a Delaware statutory trust on March 10, 2009.  Hatteras Capital Investment Management, LLC, the investment manager of the Fund (the “Investment Manager”), provides day-to-day investment management services to the Fund and has delegated its authority to develop and implement the Fund’s investment program to Ramius Fund of Funds Group LLC, the Fund’s Sub-Adviser (as defined below).  The Fund invests in a number of investment funds managed by independent investment advisers (“Sub-Managers”) selected by the Sub-Adviser and approved by the Joint Investment Committee (as defined below) that are typically only available to larger institutions.  The Fund pursues its objective by investing its assets with each Sub-Manager either by becoming a participant in an investment vehicle operated by the Sub-Manager (each, a “Sub-Manager Fund,” which includes hedge funds, private investment funds and other investment funds) or by placing assets in an account directly managed by the Sub-Manager (each, a “Sub-Manager Account”).  See “Fund Structure” on prior page.  The Fund is non-diversified, which means that under the Investment Company Act of 1940, as amended (the “1940 Act”), it is not limited in the percentage of its assets that it may invest in any single issuer of securities.  The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter:  (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Strategies
The Fund’s investment objective is to provide returns in excess of the broad equity markets over a full market cycle  through investments in the three asset classes of Opportunistic Equity, Enhanced Fixed Income and Absolute Return. The Fund’s secondary objective is to achieve returns with moderate volatility and correlation to equity markets.

The Opportunistic Equity asset class is generally composed of Sub-Manager Funds that predominantly invest in all global markets, including the U.S. domestic markets. The Enhanced Fixed Income asset class seeks to provide superior risk-adjusted investment performance by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets). The Absolute Return asset class has a relatively low or negative correlation to the equity markets.  In addition, certain strategies within the Absolute Return asset class may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., “market” puts and calls, etc.).

The Investment Manager
As Investment Manager, Hatteras Capital Investment Management, LLC provides day-to-day investment management services to the Fund. Its principal place of business is located at 8540 Colonnade Center Dr., Suite 401, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of April 1, 2009, approximately $1.184 billion of assets were under the management of the Investment Manager and its affiliates. For further information, see Part II of Form ADV of the Investment Manager, which is available upon request to the Investment Manager at (888) 363-2324.

The Sub-Adviser
Pursuant to a sub-advisory agreement with the Investment Manager and the Fund (the “Sub-Advisory Agreement”), Ramius Fund of Funds Group LLC (“Ramius”), an investment adviser registered under the Advisers Act, will serve as the Fund’s Sub-Adviser (in such capacity, the “Sub-Adviser”).  As of April 1, 2009, approximately $6.764 billion of assets were under the management of the Sub-Adviser together with its parent company, Ramius LLC, and affiliates.

Management Fee
The Fund will pay the Investment Manager a management fee (“Management Fee”) at an annual rate of 1.50%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Manager will pay the Sub-Adviser 50% of the Management Fee it receives from the Fund.

Fees of Sub-Managers
Sub-Managers will charge the Fund asset-based fees, and most Sub-Managers will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees that are charged by the Investment Manager to the Fund and allocated to the Fund.  Moreover, an investor in the Fund bears a proportionate share of the expenses of the Fund.

Investor Qualifications
Each prospective investor in the Fund will be required to certify that it is either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Advisers Act. To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  A “qualified client” means an entity that has a net worth of more than $1,500,000, or that meets certain other qualification requirements. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors and to complete an additional investor application prior to the additional purchase.

The Offering
The minimum initial investment in the Fund by any investor is $50,000, and the minimum additional investment in the Fund by any investor is $25,000.  However, the Fund, in its sole discretion, may accept investments below these minimums.

Subsequent to the initial public offering of the Fund, Shares will generally be offered for purchase as of the first day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Once a prospective Shareholder’s purchase order is received, a confirmation is sent to the Shareholder. Potential Shareholders should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.  Pending the closing of the initial public offering, or any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Fund’s transfer agent.  On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  Any interest earned on escrowed amounts will be credited to the Fund.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund.  The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.  The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.  Additional information regarding the subscription process is set forth under “Investor Qualifications.”

Fund Servicing Fee
The Fund intends to pay compensation to HCIM for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). The Fund Servicing Fee for the Fund is payable monthly at an annual rate of 0.40% of the month-end NAV of the Fund (prorated for shorter periods).  The Fund Servicing Fee payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the  Fund that are credited to Shareholders.  The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion.  For more information see “FUND SERVICING FEE”.

Shares in the Fund are principally available to investors investing through accounts offered by registered investment advisers, as well as trustees, officers and employees of the Investment Manager, Sub-Adviser and their affiliates.

Distribution Policy
Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year.  The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder specifically elects to receive all income dividends and/or capital gains distributions in cash. For more information see “DISTRIBUTION POLICY”.

Closed-End Structure
The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that beneficial owners of a closed-end fund do not have the right to redeem their Shares on a daily basis.

Repurchase Offers
At the discretion of the Board of Trustees of the Fund (the “Board”) and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on September 30, 2010, with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately March 31, June 30, September 30 and December 31, of each year, as applicable (each, a “Valuation Date”).  Offers will generally range from 5%-20% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered.  In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund.  Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund. A Shareholder participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 5% of the amount requested if such Shareholder has been a Shareholder for less than 12 months prior to the valuation date.  See “TENDER OFFERS/ OFFERS TO REPURCHASE.”

Risk Factors
An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Sub-Managers and invests in Sub-Manager Funds and Sub-Manager Accounts that invest in and actively trade securities, commodities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the fund of funds structure of the Fund and risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares.  Additional risks include:

•           Industry Concentration Risk
•           Non-Diversification Risk
•           Leverage
•           High Portfolio Turnover
•           Valuation of Sub-Manager Funds
•           Highly Volatile Markets
•           Counter-Party Risk
•           Credit Risk
•           Manager Risk
•           Derivatives-Related Risk
•           Default Risk
•           Foreign and Emerging Markets Risk
•           Small Capitalization Stock Risk
•           Dilution
•           Non-qualification as a Regulated Investment Company

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Manager, the Sub-Adviser, their respective principals or the Fund or the Sub-Managers are not indicative of future results. See “RISK FACTORS.”

Summary of Taxation
The Fund expects to qualify as a regulated investment company for federal income tax purposes. As such, the Fund will generally not be subject to federal corporate income tax, provided that it distributes out all of its income and gains each year.  It is anticipated that the Fund will recognize ordinary income each year with respect to the appreciation in value of its investments during the year, and that Shareholders in the Fund will therefore be receiving dividends of those amount each year.  Those dividends will generally be taxable to you at ordinary income rates – i.e., the dividends will not qualify for the reduced rates of tax that are applicable to “qualified dividends” and capital gains.  Thus, you should not anticipate that you will be able to defer your taxation on gains attributable to an investment in the Fund until you sell your investment, nor should you anticipate that an investment in the Fund will result in income or gains for you that are taxable at capital gains rates.

The Sub-Manager Funds may be subject to taxes, including withholding taxes, attributable to investments of the Sub-Manager Funds.  U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes. See “TAXES.”

USE OF PROCEEDS

Substantially all of the proceeds from the sale of Shares, net of the Fund’s fees and expenses, will be invested by the Fund to pursue its investment program and objectives as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments.

DISTRIBUTION ARRANGEMENTS

General. Hatteras Capital Distributors, LLC, located at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, acts as distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a distribution services agreement ("Distribution Agreement") between the Fund and the Distributor.  The Distributor is offering the Shares during an initial public offering period that is scheduled to commence on or about October 1, 2009.  There is no sales charge for purchases of Shares of the Fund.  The Distributor is also responsible for selecting brokers and dealers in connection with the offering of Shares and for negotiating the terms of any such arrangements.  The Distributor is an affiliate of the Investment Manager.

Neither the Distributor nor any other party is obligated to buy from the Fund any of the Shares.  There is no minimum aggregate amount of Shares required to be purchased in the initial public offering or any subsequent offering.  In addition, the Distributor does not intend to make a market in the Shares.

The Investment Manager, Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s, Distributor’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares.  The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

ADDITIONAL SALES OF SHARES.  The Fund currently intends to accept initial and additional subscriptions of Shares as of the first business day of each calendar month or at such other times as may be determined by the Fund. The Fund may discontinue accepting subscriptions for Shares at any time. Any amounts received in connection with a subscription for Shares will be promptly placed in an escrow account with UMB Bank, N.A., as the Funds’ transfer agent, prior to their investment in the Fund. Any interest earned on escrowed amounts will be credited to the Fund. All subscriptions for Shares are subject to the receipt of cleared funds prior to the applicable purchase date in the full offering price. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Shareholder may not become a Shareholder until cleared funds have been received, and the prospective Shareholder is not entitled to interest or performance returns until accepted as a Shareholder. The prospective Shareholder must also submit a completed investor application before the applicable purchase date. The Fund reserves the right to reject any offer to purchase Shares and the Investment Manager may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.

MANAGEMENT OF THE FUND

GENERAL.  The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company.  The Fund was formed as a statutory trust organized under the laws of the State of Delaware on March 10, 2009.  The Fund has no operating history.

THE BOARD OF TRUSTEES.  The Fund is governed by a Board of Trustees (the “Board”), which is responsible for protecting the interests of the Shareholders under the 1940 Act. At least a majority of the members of the Board are independent trustees.  The Board meets periodically throughout the year to oversee the Fund’s business, review its performance, and review the actions of the Investment Manager. “BOARD OF TRUSTEES AND OFFICERS” in the SAI identifies the Trustees and officers of the Fund provides more information about them.

THE INVESTMENT MANAGER.  The Investment Manager is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the “Investment Management Agreement”). The Investment Manager is controlled by David B. Perkins and Robert Worthington.  The Investment Manager along with its affiliated entities (collectively referred to as “Hatteras”) is a provider of unique alternative investment solutions for investment professionals.  Hatteras was founded in 2003 to give investors the ability to access institutional-quality alternative investments with confidence.  Hatteras partners with top-tier alternative investment teams whose unique skill, experience and investment focus enables Hatteras to design, structure and deliver investment products that solve specific portfolio needs.

As of April 1, 2009, the Investment Manager and its affiliates had assets under management of approximately $1.184 billion.

THE SUB-ADVISER.  Pursuant to its authority under the Investment Management Agreement, the Investment Manager has delegated its authority to develop and implement the Fund’s investment program to the Sub-Adviser.  The Sub-Adviser is jointly owned by Ramius LLC (formerly known as Ramius Capital Group, LLC) (“Ramius”) and Bayerische Hypo-und Vereinsbank AG (“HVB”).  The Sub-Adviser is the vehicle for a strategic partnership between Ramius, on the one hand, and HVB, its affiliates and successors, on the other hand, to combine their respective fund of hedge funds businesses but is exclusively managed and controlled by Ramius.  Ramius has been involved in providing discretionary investment management services to U.S. and international private investors, domestic pension funds, foundations, corporations, insurance companies and other fiduciaries since 1994.

As of April 1, 2009, the Sub-Adviser together with its parent company, Ramius LLC, and affiliates had assets under management of approximately $6.764 billion.

ABSENCE OF LIABILITY.  Subject to any limitations imposed by the federal securities laws, neither the Investment Manager nor the Sub-Adviser shall be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

THE JOINT INVESTMENT COMMITTEE.  The joint investment committee of the Fund and the Feeder Fund (the “Joint Investment Committee”) is comprised of individuals from both the Investment Manager and the Sub-Adviser and is responsible for the implementation and oversight of the investment process including asset allocation, manager research and due diligence, portfolio construction and risk management and monitoring.  The following biographies are those of the members of the Joint Investment Committee:

HCIM

DAVID B. PERKINS, CAIASM
Chief Executive Officer

Mr. Perkins is responsible for creating and implementing the strategic vision of the firm.  As a member of Hatteras’ Portfolio Management Team, Mr. Perkins oversees the firm’s investment process, including identification and optimization of investment strategies, risk management, process development and control, manager selection and due diligence, tactical and strategic asset allocation decisions, as well as strategic planning.  Prior to founding Hatteras, Mr. Perkins was the co-founder and Managing Partner of CapFinancial Partners, LLC, where his primary responsibilities included oversight and direction of the investment consulting process including strategic and tactical asset allocation and investment manager search and selection with a particular emphasis on alternative investment strategies.  Mr. Perkins has more than 19 years experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.  Mr. Perkins received his Bachelor of Arts degree from the University of North Carolina at Charlotte and his Certified Investment Strategist (CIS) designation through the Stern School of Business at New York University.

MICHAEL P. HENNEN, CFA
Director of Public Investments

Mr. Hennen’s primary responsibilities include portfolio management of public investments, hedge fund due diligence and working closely with investment advisory relationships with an emphasis on the Hatteras 1099 Advantage Funds.  Prior to joining Hatteras, Mr. Hennen was a Vice President at Morgan Stanley in the Graystone Research Group, an alternative investments advisory group within Morgan Stanley, where he was involved in the sourcing, evaluation, execution, and monitoring of alternative investments across a variety of strategies.  Before joining Morgan Stanley, Mr. Hennen was an Analyst at Morningstar in Chicago.  Mr. Hennen received his Bachelor of Business Administration degree in Finance from Western Michigan University. Mr. Hennen has also earned his designation as a Chartered Financial Analyst (CFA).

Ramius

THOMAS W. STRAUSS
Chief Executive Officer

Mr. Strauss is a founding partner of Ramius LLC and a member of the firm’s Executive Committee.  He is also the Chief Executive Officer of Ramius Fund of Funds Group LLC, the General Partner and Investment Manager for Ramius LLC’s multi-manager business.  Mr. Strauss is the former President of Salomon Brothers, Inc. and Vice Chairman of Salomon Inc., the holding company of Salomon Brothers, Inc.  Over the course of his career, he was a former Board member of: The Governors of the American Stock Exchange, the Chicago Mercantile Exchange, the Public Securities Association, the Securities Industry Association, and The Federal Reserve International Capital Markets Advisory Committee. Presently, he is a member of the Board of Trustees of The Mount Sinai-NYU Medical Center & Health System.  Mr. Strauss graduated from the University of Pennsylvania with a B.A. in Economics.

STUART DAVIES
Chief Investment Officer

Mr. Davies is a Managing Director and Chief Investment Officer of Ramius Fund of Funds Group LLC.  Prior to joining Ramius in 2009, Mr. Davies was a Managing Director and Global Head of Investments at Ivy Asset Management in New York and was a member of Ivy’s Executive Committee and Investment Committee.  Earlier in Mr. Davies' career, he was a member of the International Investment Committee of Coronation Fund Manager and also spent three years at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc, as Head of the Investment Team.  Mr. Davies started his career in 1992 with Deloitte and Touche in their audit and corporate finance divisions.  Mr. Davies graduated from the University of Cape Town with a Bachelor of Commerce degree and Post Graduate Diploma in Accounting.   He is also a Chartered Accountant and a Chartered Financial Analyst.

HIREN PATEL
Managing Director

Hiren Patel is a Managing Director at Ramius Fund of Funds Group LLC and Head of the Portfolio Solutions Group, which designs customized solutions for large institutional clients and is the primary interface between Ramius’ portfolio management and business development efforts. Previously, as a Senior Portfolio Manager, he was responsible for manager selection, due diligence, portfolio management and risk assessment activities across a variety of investment strategies. Prior to joining Ramius in 1998, Mr. Patel was a Senior Consultant in the Securities Industry Consulting Group at Price Waterhouse where he was primarily responsible for providing strategy, technology and operations consulting services to international and domestic commercial banks interested in forming broker/dealer subsidiaries. During the earlier part of his tenure at Price Waterhouse, Mr. Patel was engaged in a variety of strategy, market research, financial and technology consulting projects involving multi-national financial services firms. Mr. Patel received an M.B.A. in Finance from Virginia Tech and a B.S. in Finance from Virginia Tech.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

THE FUNDS’ INVESTMENT OBJECTIVE.  The Fund’s investment objective is to provide returns in excess of the broad equity markets over a full market cycle through investments in the three asset classes of Opportunistic Equity, Enhanced Fixed Income and Absolute Return. The Fund’s secondary objective is to achieve returns with moderate volatility and correlation to equity markets.    To achieve its objective, the Fund invests in a number of investment funds managed by Sub-Managers selected by the Sub-Adviser and approved by the Joint Investment Committee that are typically only available to larger institutions. Generally, the Joint Investment Committee intends to approve Sub-Managers that collectively employ widely diversified investment strategies (e.g., allocate to a spectrum of alternative investments) and engage generally in the three asset classes listed above.

ALLOCATION.   The Joint Investment Committee pursues the Fund’s objective by allocating the Fund’s assets with Sub-Managers by the Fund becoming an investor in a Sub-Manager Fund.  However, it may place the Fund’s assets in an account directly managed by a Sub-Manager (“Sub-Manager Account”). The Joint Investment Committee is responsible for determining the amount of assets to be allocated to each Sub-Manager and for reallocating assets among new and existing Sub-Managers.  Generally, the Joint Investment Committee intends to approve Sub-Managers who invest in one or more of three asset classes: Opportunistic Equity, Enhanced Fixed Income and Absolute Return.  However, the Joint Investment Committee may also retain Sub-Managers who invest in other asset classes. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options.  Although it is not required to do so, the Joint Investment Committee anticipates that the Fund will typically utilize at least 20 different Sub-Managers.  Sub-Managers may invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments (including, without limitation, common and preferred stock, warrants, options, convertible stock and restricted securities), currencies, commodities, real estate, financial futures, fixed income, debt-related instruments (including corporate debt instruments), high yield bank loans, as well as securities and other financial instruments issued or guaranteed by the U.S. government or a federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality.  Sub-Managers may also invest in repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

In addition to benefiting from the Sub-Managers’ individual investment strategies, the Fund expects to achieve the benefits of the Fund’s broad allocation of its assets among a carefully selected group of Sub-Managers across numerous markets and investment strategies. The Joint Investment Committee expects that by investing through multiple Sub-Managers and across multiple investment strategies, the Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Sub-Managers and/or strategies.  The Joint Investment Committee may also evaluate the use of and implement hedging techniques in order to reduce certain risks associated with the Fund’s portfolio.  This is achieved by breaking down portfolio returns into market and dynamic betas and hedging them using tradable market instruments including futures, forwards, swaps, options or other appropriate financial instruments.

ACCESS.  Many Sub-Manager Funds are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Sub-Manager Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Sub-Manager Funds. Many of these Sub-Manager Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Sub-Managers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in the Fund enables investors to invest with Sub-Managers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage.  An investment in the Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Sub-Managers typically would impose on investors.

CAPITAL ALLOCATION DECISIONS.  The Fund expects to allocate its assets broadly among the three asset classes, and to have target ranges for the allocation of capital among such asset classes. However, the asset allocation ranges provide the latitude for the Joint Investment Committee to allocate more or less capital to a particular asset class depending on the Joint Investment Committee’s belief about the opportunities for attractive risk-adjusted returns afforded by that asset class over a given investment time horizon. In making such asset allocation decisions, the Joint Investment Committee will consider national and international economic and geopolitical conditions, the risks incident to the asset class and the return opportunities for such strategy (among other considerations) and gauge these factors versus the relative opportunities with other asset classes and the need for a broad portfolio to reduce risk (as measured by volatility).

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus or the Agreement and Declaration of Trust of the Fund, the investment policies, asset allocation ranges, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Shareholders. The Fund’s principal investment policies and strategies are discussed below.

ASSET CLASSES AND INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing its assets in Sub-Manager Funds or Sub-Manager Accounts, with the objective of adding additional Sub-Managers as the Fund’s assets grow and the need to diversify among additional Sub-Managers increases.  The following is a description of each of the asset classes and investment strategies in which the Sub-Managers will invest:

OPPORTUNISTIC EQUITY

•	Long/Short Public Equity
•	Global Macro
•	Short Selling

The Opportunistic Equity asset class is generally composed of Sub-Manager Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity asset class consists of Sub-Manager Funds that trade predominantly in equity securities, certain of the Sub-Managers chosen may additionally invest all or a portion of the Sub-Manager Funds in debt or other instruments.

These Sub-Managers will opportunistically allocate capital to those markets around the globe which they believe present the best opportunities for profit based on either the Sub-Manager’s fundamental company valuation analysis or perceived macroeconomic shifts.  To achieve an appropriately broad range of investments, the Fund may employ more than one Opportunistic Equity Sub-Manager, each of which will typically focus on particular geographical markets in a general set of market capitalization ranges and/or employ a particular style of investing.

Within the asset class, the Long/Short Public Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally).  This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market.  Sub-Managers that manage Long/Short Public Equity Sub-Manager Funds generally derive performance by establishing offsetting positions (a “long” and “short” position) based on perceived disparities in the relative values of the positions or portfolio of positions.  Unlike “long only” managers, Long/Short Public Equity Sub-Managers will almost always have “short” positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market “puts” and “calls,” etc.).

The Long/Short Public Equity Sub-Manager Funds included in the Opportunistic Equity asset class may be “net long,” “market neutral” or have a net “short” bias.  A “net long” bias Sub-Manager would likely have some positive correlation to the broad equity markets while “market neutral” or “net short” Sub-Managers may have low to negative correction to the broad equity markets. Sub-Managers may utilize an equity index hedge through short sales and/or the use of index options and futures or other derivative products to offset the impact of systemic equity risk on the Sub-Manager Fund’s short stock position.  Leverage may also be employed by the Sub-Managers to enhance the risk/reward profile of the portfolio, although leverage also can increase the risk of greater portfolio losses. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.  There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The Joint Investment Committee believes key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, trading ability, industry experience, and/or valuation and financial modeling. It is important to note that a Sub-Manager may employ all or a portion of these capabilities in constructing its portfolio.

Sub-Managers utilizing Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currency, futures and forward markets. These Sub-Managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing.  Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets.  Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.  With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets.

The Short Selling strategy involves selling short the stock of companies whose fundamentals, liability profile and/or growth prospects do not support current public market valuations.  A short sale involves the sale of a security that the Sub-Manager Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price.  To make delivery to the buyer, the Sub-Manager Fund must borrow the security, and the Sub-Manager Fund is obligated to return the security to the lender (which is accomplished by a later purchase of the security by the Sub-Manager Fund) and to pay any dividends paid on the borrowed security over the term of the loan.  In the U.S., when a short sale is made, the seller generally must leave the proceeds thereof with the broker and deposit with the broker an amount of cash or securities sufficient under applicable margin regulations and the requirements of the broker (which may be higher) to collateralize its obligation to replace the borrowed securities that have been sold.  If short sales are effected in foreign stocks, such transactions may be governed by local law.

Short selling can be used to capitalize on any divergence between the long-term value of a stock and the short-term pricing by capital markets of the same stock.  Sub-Manager Funds may combine short selling with an equity index hedge to offset the impact of systemic equity risk on the Sub-Manager Fund’s short stock position.

ENHANCED FIXED INCOME

•	High Yield Debt
•	Distressed Securities
•	Global Debt

The Enhanced Fixed Income asset class seeks to provide superior risk-adjusted investment performance by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets).  In general, this asset class encompasses High Yield Debt, Distressed Securities, and Global Debt investing (including, among other things, in emerging markets). To achieve an appropriately broad allocation of investments, the Fund may employ more than one Sub-Manager in each Enhanced Fixed Income asset class, with the objective of gaining diversification in geography (to minimize the economic or currency risk of a particular country or region), credit quality, issuers, industrial segment and/or other factors important to generate a broad portfolio.  It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

The High Yield Debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies.  Such non-investment grade High Yield Debt securities are commonly referred to as “junk bonds.” These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default.  A default may be related to missing a payment of interest or principal when due (“payment default”), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1).  These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due.  Thus, in the event that a company is experiencing financial difficulties (which is generally the case), the Joint Investment Committee believes it is important to determine the following: (1) the capital structure of the company (particularly debt that is senior to the debt issuance being considered); (2) the asset base of the company (what would be realized in a distressed liquidation mode that is generally less than what the assets would be worth in a more orderly disposition); and (3) whether this liquidation covers senior obligations and generates sufficient proceeds to repay the debt instrument being purchased.  This would represent the liquidation value of the company and give the High Yield Debt Sub-Manager the “downside” case.  In addition, the High Yield Debt Sub-Manager would typically analyze the company to determine the ability of the company to correct any operational difficulties, weather a recession or downturn in its industry or otherwise return to operational health.  This requires strong fundamental analysis to determine the company’s current health, its prospects for returning to financial health based on current trends or management plans, and the current and prospective operational and economic environment. In other contexts, a high yield instrument may be one that is issued by a company that still is an investment grade company (but typically in the lower end of investment grade) but may have a specific contingent liability clouding its horizon (e.g., underfunded pension obligations), be in an industry that is experiencing significant turmoil or is in a troubled region of the world, etc.  Thus, the Joint Investment Committee believes a critical aspect of investing in high yield fixed income instruments is analyzing these type and other types of exogenous events.  High Yield Debt Sub-Managers will generally consider, among other factors, the price of the security, the prospects of the issuer, the company’s history, management and current conditions when making investment decisions.  It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.  Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

Distressed Securities strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations.  These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments.  Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value; and (2) relative value between comparable securities.  The Joint Investment Committee believes that the main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

Distressed Securities Sub-Managers may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience.  Additionally, Distressed Securities Sub-Manager Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.  Distressed Securities Sub-Managers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors’ committee.  In order to achieve these objectives, Distressed Securities Sub-Managers may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments.

Global Debt investing involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof.  The strategy will generally consist of Sub-Manager Funds investing in global fixed income portfolios and/or emerging markets debt securities.

The Fund may invest in more than one Global Debt Sub-Manager, with a goal of gaining diversification.  The Sub-Adviser does not maintain specific limits as to what percentage of assets are indirectly comprised of emerging markets or foreign securities,  However, the Sub-Adviser has internal limits of 5% allocation to each Sub-Manager Fund in order to enhance the Sub-Adviser’s risk management and associated emerging markets and foreign securities exposure.

ABSOLUTE RETURN

•	Event Driven Arbitrage
•	Convertible Arbitrage
•	Merger Arbitrage
•	Fixed Income Arbitrage
•	Volatility Arbitrage
•	Statistical Arbitrage

The Absolute Return asset class is an asset class that is defined herein as having a relatively low or negative correlation to the equity markets.  In addition, certain strategies within this asset class may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., “market” puts and calls, etc.).

Event Driven Arbitrage centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur.  Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).  Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events.

The Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument.  Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature).  The Joint Investment Committee believes that some of the key capabilities necessary to successfully run a Convertible Arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the Convertible Arbitrage portfolio.

The Fund may invest in one or more Sub-Managers with exposure in the Convertible Arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

The Merger Arbitrage strategy involves taking short and long investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer.  Acquisitions are typically paid for in stock, cash or a combination thereof.  Therefore, when an acquisition is announced, the acquiring company (“Acquiror”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof.  Typically, the Target is traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target’s stock price will typically increase but still trade at a discount to the price being offered by the Acquiror.  This discount – and the size of the discount – is principally a function of three factors: (1) the risk that the acquisition will close; (2) the time frame for closing (i.e., the time value of money); and (3) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors.  Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and “short” shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Sub-Manager’s profit is the spread.

Fixed Income Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of related securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, agency securities relative to U.S. Treasury securities).  A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies.  A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agencies of a similar duration of U.S. Treasury bills have over time established a relatively well defined trading range and carry a higher interest rate or yield. When agency securities trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), such agency securities will trade at a higher than normal discount to U.S. Treasury securities (reflected by a higher current yield in agency securities).  Accordingly, in such a situation, a Sub-Manager would typically buy the agency securities “long” and then “short” the U.S. Treasury securities. When the spread narrows or becomes more in line with historical norms, the Sub-Manager generates a profit by closing its position.  In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates.  As interest rate exposure is typically “hedged out,” these strategies generally exhibit little to no correlation to the broader equity and bond markets.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments “long” with a higher coupon or yield and “shorting” a shorter duration instrument with a lower coupon.  The Sub-Manager typically makes a “spread” on the difference between the higher yielding “long” position and the lower yielding “short” position.  Investment banks may allow a Sub-Manager to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities).

Volatility Arbitrage entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies.  As a stand-alone strategy, exchange-traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets.  There are several well-defined related securities and/or asset classes that Volatility Arbitrage Sub-Managers typically follow to determine when they are out of their historical trading ranges.  By continually monitoring these relationships, the Sub-Manager can attempt to identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship.  For example, in 2002 market index volatility reached levels not seen since the 1930’s.  Once it was determined that the volatility indices for these markets were trading significantly above their historical trading bands, many managers put on positions that were net “short” volatility.  This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies.

Statistical Arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models.  The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies).  Once identified, the Sub-Manager will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature.  A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy.  Though typically market neutral in nature, a Statistical Arbitrage portfolio’s gross long and short positions may be significantly large and portfolio turnover can often be high.

In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions.  This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis.  Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it.

OVERVIEW OF INVESTMENT PROCESS

The Investment Manager provides day-to-day investment management services to the Fund and has delegated its authority to develop and implement the Fund’s investment program to the Sub-Adviser.  The Joint Investment Committee oversees the implementation of the investment process including asset allocation, sub-manager selection, portfolio construction and risk management and monitoring of investments, each of which is discussed in more detail below

ASSET ALLOCATION

The Sub-Adviser is directed by the Joint Investment Committee to construct and create a portfolio with the objectives of providing returns in excess of the broad equity markets over a full market cycle and to achieve returns with moderate volatility and correlation to equity markets. The Sub-Adviser seeks to accomplish these objectives by investing in Sub-Manager Funds, which operate within the Opportunistic Equity, Enhanced Fixed Income and Absolute Return strategies.  In addition, the Sub-Adviser seeks to achieve the Fund’s objectives by using asset class constraints, expected returns derived from forward-looking capital market analysis, expected volatility and cross correlations which are derived from historical returns.  These forward-looking expectations are set annually, tested semi-annually and reviewed quarterly.

ALLOCATION AMONG ASSET CLASSES.  The initial asset allocation ranges are generally intended to be as follows during normal market conditions:
	Range
Asset Class	Min.	Max.
Opportunistic Equity	10%	60%
Enhanced Fixed Income	0%	50%
Absolute Return	20%	60%

JOINT INVESTMENT COMMITTEE’S RIGHT TO ALTER ASSET ALLOCATION RANGES.   The Joint Investment Committee may, in its discretion, change or modify the asset allocation ranges from time to time.

SUB-MANAGER RESEARCH AND DUE DILLIGENCE

Sub-Managers are selected for evaluation from various sources, including but not limited to, referrals, senior level industry contacts, investors, prime brokers, third-party marketers, industry publications and a direct approach from the Sub-Manager.  After identifying successful Sub-Managers in a chosen investment strategy, the Sub-Adviser thoroughly evaluates each Sub-Manager.  The Sub-Adviser has developed strict criteria for evaluating, selecting and monitoring Sub-Managers.  The Sub-Manager due diligence and selection process uses the top-down outlook on hedge fund strategies to drive the process to narrow and focus the manager selection opportunity set.  The Sub-Adviser due diligence teams consist of five independent evaluation groups separately focusing on 1) Investment Management 2) Operational Due Diligence 3) Legal Due Diligence 4) Accounting Review and 5) Risk/Quantitative Due Diligence.  Each diligence committee evaluates each manager independent of the other committees, assigns their respective ranking and holds veto authority throughout the process.

This due diligence and manager screening approach creates an investable universe of sub-managers that is used in the portfolio construction process.  Sub-Managers in the investible universe are monitored through the same due-diligence process and are given a ranking of “approved,” “priority approved,” “watch list” or “terminate.”

Once selected and approved by the Joint Investment Committee, the performance and strategy of each Sub-Manager is reviewed by the Joint Investment Committee, and new Sub-Managers are identified and considered on an ongoing basis by the Sub-Adviser. In addition, the allocation of the Fund’s capital among Sub-Managers is monitored and adjusted by the Joint Investment Committee, based on performance results, partial results, changed economic conditions and other relevant factors.

The identity and number of Sub-Managers may change over time. Subject to the discretion of the Joint Investment Committee, the Investment Manager may cause the Fund to withdraw from or invest in different Sub-Manager Funds without prior notice to or the consent of the Shareholders. The Joint Investment Committee reserves the right to alter or modify some or all of the Fund’s investments in Sub-Manager Funds in light of available investment opportunities, and to take advantage of changing market conditions, if the Joint Investment Committee concludes that such alterations or modifications are consistent with the goal of its stated objectives, subject to what it considers an acceptable level of risk and further subject to the limitations of the Fund’s investment restrictions. The ability of the Fund to make withdrawals from Sub-Manager Funds provide only periodic liquidity through redemptions and may suspend or impose limitations on redemptions. Consequently, a withdrawal of capital from a Sub-Manager Fund may take several months or longer to complete. See “RISK FACTORS – SPECIAL RISKS OF FUND OF FUNDS STRUCTURE – LIQUIDITY CONSTRAINTS ON SUB-MANAGER FUNDS .”

PORTFOLIO CONSTRUCTION

Portfolio construction is an integrated qualitative and quantitative analysis utilizing the investible universe created from the Sub-Manager research effort along with the top-down asset allocation framework in order to create a portfolio most capable of meeting the stated investment objectives.  Using the top-down Asset Allocation process the Sub-Adviser will incorporate the bottom-up Sub-Manager search and selection process to frame out the investable universe of Sub-Managers. The Sub-Adviser then optimizes the portfolio using proprietary inputs and scenario analysis.

The Fund will invest in the securities of Sub-Manager Funds. The Fund intends to limit its investments in any one Sub-Manager Fund in its portfolio to less than 5% of any class of voting securities and less than 25% of the total equity (including subordinated debt) of such Sub-Manager Fund. The Joint Investment Committee is responsible for the voting of proxies with respect to the Sub-Manager Funds.  See “PROXY VOTING POLICIES AND PROCEDURES” in the SAI for more information.

RISK MANAGEMENT AND MONITORING

As noted above, unregistered Sub-Manager Funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The Sub-Managers selected by the Fund have full discretion, without the Fund’s input, to purchase and sell securities and other investments for their respective Sub-Manager Funds consistent with the relevant investment advisory agreements, limited liability company agreements or other governing documents of the Sub-Manager Funds. The Sub-Manager Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Sub-Manager Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes. The Sub-Manager Funds may invest and trade in all manner of assets and financial instruments. The Sub-Manager Funds may also sell securities short, purchase and sell option and futures contracts and enter into other derivatives, subject to certain limitations described elsewhere in this prospectus. The use of one or more of these techniques may be an integral part of the investment program of a Sub-Manager Fund and involves certain risks. The Sub-Manager Funds may use leverage, which also entails risk. See “RISK FACTORS - INVESTMENT-RELATED RISKS.”

The risks of individual Sub-Manager Funds and the portfolio of the Fund in the aggregate is monitored by the Joint Investment Committee. The primary goal of this process with respect to individual Sub-Manager Funds is to determine the degree to which the Sub-Manager Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Fund’s assets among those Sub-Manager Funds. The operation and performance of a Sub-Manager Fund is monitored by the Joint Investment Committee as frequently as it believes is appropriate in light of the strategy followed by the Sub-Manager and prevailing market conditions. With respect to aggregate portfolio monitoring, the Joint Investment Committee will endeavor to monitor, to the best of its ability, the Fund’s aggregate exposures to various alternative investment strategies and to various aggregate risks.

CONFLICTS OF INTEREST

The Investment Manager, the Sub-Adviser and their respective affiliates, as well as many of the Sub-Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund, the Feeder Fund, Sub-Manager Funds and Sub-Manager Accounts. In addition, investment professionals associated with the Investment Manager, the Sub-Adviser or Sub-Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, “Other Accounts”). As a result of the foregoing, the Investment Manager, the Sub-Adviser and Sub-Managers will be engaged in substantial activities other than on behalf of the Fund and the Feeder Fund, and they may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, among the Fund, the Feeder Fund and Other Accounts.

However, it is the policy of the Investment Manager and the Sub-Adviser that investment decisions for the Fund be made based on a consideration of its investment objective and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund and the Feeder Fund.  See “CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER AND SUB-ADVISER” and “CONFLICTS OF INTEREST RELATING TO THE SUB-MANAGERS” in the SAI for more information.

RISK FACTORS

All investments carry risks to some degree.  The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Sub-Manager Funds will be successful.  An Investment In The Fund Involves Substantial Risks, Including The Risk That The Entire Amount Invested May Be Lost.  The Fund allocates its assets to Sub-Managers and invests in Sub-Manager Funds (or opens Sub-Manager Accounts) that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Fund including risks relating to the fund of funds structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares.

GENERAL RISKS

LIMITED OPERATING HISTORY.  The Fund was organized on March 10, 2009.  Therefore, the Fund has a limited operating history.  Personnel of the Investment Manager and Sub-Adviser have experience in managing investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Investment Manager and Sub-Adviser may serve as investment manager and/or sub-adviser for other registered closed-end investment companies and pooled investment vehicles, including those not registered with the SEC. Nonetheless, the Fund may not succeed in meeting its objective, and its NAV may decrease.

LACK OF OPERATING HISTORY OF SUB-MANAGER FUNDS.  Certain Sub-Manager Funds may be newly formed entities that have no operating histories. In such cases, the Joint Investment Committee may evaluate the past investment performance of the applicable Sub-Managers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Sub-Manager Fund. Although the Investment Manager, the Sub-Adviser, their affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment programs should be evaluated on the basis that there can be no assurance that the Joint Investment Committee’s assessments of Sub-Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and its NAV may decrease.

NON-DIVERSIFIED STATUS.  The Fund is “non-diversified” under the 1940 Act. That means that the Fund is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Sub-Manager Fund.  The Fund’s NAV may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a “diversified” fund.  The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which generally requires that, at the end of each quarter:  (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships.

INDUSTRY CONCENTRATION RISK.  Sub-Manager Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Funds do not believe it is likely to occur given the nature of their investment program, it is possible that, at any given time, the assets of Sub-Manager Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, through investments the Fund makes in the Sub-Manager Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Sub-Manager Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Sub-Manager Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS; LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Joint Investment Committee would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later. Thus, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS.  Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund.  A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so.  In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund.  Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund expects to distribute cash to the Shareholders for Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. Sub-Manager Funds may be permitted to redeem their interests in-kind. Thus, the Sub-Manager Funds may pay the Fund’s redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Fund would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to the Shareholders.

In addition, in extreme cases, the Fund may not be able to complete repurchases if it is unable to redeem a portion of its investment in Sub-Manager Funds due to the Sub-Manager Funds’ holding of illiquid investments.

BORROWING, USE OF LEVERAGE. The Fund may leverage its investments with the Sub-Managers by “borrowing.” In addition, the strategies implemented by the Sub-Managers typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) employing certain Sub-Managers (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above.  The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”).  This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Sub-Manager Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Sub-Manager Funds. The Asset Coverage Requirement will apply to borrowing by Sub-Manager Accounts, as well as to other transactions by Sub-Manager Accounts that can be deemed to result in the creation of a “senior security.”

LEGAL, TAX AND REGULATORY.  Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which Sub-Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Sub-Manager Funds or the Fund and/or limit potential investment strategies that would have otherwise been used by the Sub-Managers or the Fund in order to seek to obtain higher returns.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY.  If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to shareholders.

Certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus and in “Certain Tax Considerations” in the SAI.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

NO REGISTRATION.  Sub-Manager Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in Sub-Manager Funds.  Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Sub-Manager Funds. Unlike registered investment companies such as the Fund, Sub-Manager Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Sub-Manager Funds cause the Fund to be above specified levels of ownership in certain asset classes. Although the Fund expects to receive information from each Sub-Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. A Sub-Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, many Sub-Managers will not be registered as investment advisers under the Advisers Act in reliance on certain exemptions from registration under that Act. In such cases, Sub-Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

MULTIPLE LEVELS OF FEES AND EXPENSES.  Although in many cases investor access to the Sub-Manager Funds may be limited or unavailable, an investor who meets the conditions imposed by a Sub-Manager Fund may be able to invest directly with the Sub-Manager Fund. By investing in Sub-Manager Funds indirectly through the Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Sub-Manager Funds.  Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Sub-Manager Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Most of the Sub-Manager Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Sub-Manager Funds and the Fund generally. Accordingly, a Sub-Manager to a Sub-Manager Fund with positive performance may receive performance-based compensation from the Sub-Manager Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, fees payable to Sub-Managers of the Sub-Manager Funds will range from 1% to 2% (annualized) of the average NAV of the Fund’s investment. In addition, certain Sub-Managers charge an incentive allocation or fee generally ranging from 10% to 35% of a Sub-Manager Fund’s net profits, although it is possible that such ranges may be exceeded for certain Sub-Managers. The performance-based compensation received by a Sub-Manager also may create an incentive for that Sub-Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Sub-Manager without independent oversight.

INVESTMENT MANAGERS INVEST INDEPENDENTLY.  The Sub-Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Sub-Manager Funds  do, in fact, hold such positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Sub-Manager Funds selected by the Joint Investment Committee may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF SUB-MANAGER FUNDS.  Since the Fund may make additional investments in or affect withdrawals from a Sub-Manager Fund only at certain times pursuant to limitations set forth in the governing documents of the Sub-Manager Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Sub-Manager Funds vary from fund to fund.  Therefore, the Fund may not be able to withdraw its investment in a Sub-Manager Fund promptly after it has made a decision to do so.  Some Sub-Manager Funds may impose early redemption fees while others may not.  This may adversely affect the Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from Shareholders.

Sub-Manager Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in a Sub-Manager Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund and does not intend to distribute securities to Shareholders.

Limitations on the Fund’s ability to withdraw its assets from Sub-Manager Funds and Sub-Manager Accounts may, as a result, limit the Fund’s ability to repurchase Shares. For example, many Sub-Manager Funds and Sub-Manager Accounts may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from Sub-Manager Funds and Sub-Manager Accounts, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

SEGREGATED ACCOUNT ALLOCATIONS.  Subject to applicable law, the Fund may on occasion allocate its assets to a Sub-Manager by retaining the Sub-Manager to manage a Sub-Manager Account for the Fund, rather than invest in a Sub-Manager Fund. It is possible, given the leverage at which certain of the Sub-Managers will trade, that the Fund could lose more in a Sub-Manager Account that is managed by a particular Sub-Manager than the Fund has allocated to such Sub-Manager to invest. This risk may be avoided if the Fund, instead of retaining a Sub-Manager to manage a separate account comprised of a designated portion of the Fund’s assets, creates a separate investment vehicle for which a Sub-Manager will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Sub-Manager Accounts. Sub-Manager Accounts will be subject to the investment policies and restrictions of the Fund, as well as the provisions of the 1940 Act and the rules thereunder (including, without limitation, the approval of the Sub-Manager in accordance with the 1940 Act).

VALUATION OF SUB-MANAGER FUNDS.  The valuation of the Fund’s investments in Sub-Manager Funds is ordinarily determined based upon valuations calculated by UMB Fund Services, Inc. (the “Administrator”), based on information provided by the Sub-Manager Funds or their respective Fund Administrator. Although the Joint Investment Committee reviews the valuation procedures used by all Sub-Managers, neither the Joint Investment Committee nor the Administrator can confirm or review the accuracy of valuations provided by Sub-Manager Funds or their administrators. A Sub-Manager may face a conflict of interest in valuing such securities since their values will affect the Sub-Manager’s compensation.

If a Sub-Manager’s valuations are consistently delayed or inaccurate, the Joint Investment Committee generally will consider whether the Sub-Manager Fund continues to be an appropriate investment for the Fund. The Fund may be unable to sell interests in such a Sub-Manager Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Sub-Manager’s valuations, and the Joint Investment Committee may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Sub-Manager Funds are completed.  Promoting transparency and receiving necessary information from Sub-Manager Funds may possibly be an impediment to monitoring the performance of Sub-Manager Funds on a regular basis.

HIGH PORTFOLIO TURNOVER.  The Fund’s activities involve investment in the Sub-Manager Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Sub-Manager Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Fund will have no control over this turnover.  It is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Fund from a Sub-Manager Fund could involve expenses to the Fund under the terms of the Fund’s investment.

INDEMNIFICATION OF SUB-MANAGER FUNDS.  The Sub-Managers often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Sub-Manager Funds and their Sub-Managers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Sub-Manager Funds.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Sub-Manager Fund.  This limitation on owning voting securities is intended to ensure that a Sub-Manager Fund is not deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Sub-Manager Funds, both by the Fund and other clients of the Investment Manager.  To limit its voting interest in certain Sub-Manager Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Sub-Manager Fund.  Other accounts managed by the Investment Manager may also waive their voting rights in a particular Sub-Manager Fund.  Subject to the oversight of the Joint Investment Committee, the Investment Manager and Sub-Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Fund and its other clients in the particular Sub-Manager Fund.  These voting waiver arrangements may increase the ability of the Fund and other clients of the Investment Manager to invest in certain Sub-Manager Funds.  However, to the extent the Fund contractually forgoes the right to vote the securities of a Sub-Manager Fund, the Fund will not be able to vote on matters that require the approval of the interest holders of the Sub-Manager Fund, including matters adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of a Sub-Manager Fund.  In these circumstances, transactions between the Fund and a Sub-Manager Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.

CONTROL OVER SUB-MANAGERS.  The Fund will invest in Sub-Manager Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. Neither the Investment Manager nor Sub-Adviser have any control over the Sub-Managers, thus there can be no assurances that a Sub-Manager will manage its Sub-Manager Funds in a manner consistent with the Fund’s investment objective.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund in the Sub-Manager Funds and Sub-Manager Accounts and, thus, the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS.  Price movements of forwards, futures and other derivative contracts in which a Sub-Manager Fund’s or Sub-Manager Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Sub-Manager Funds and Sub-Manager Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

ETFs.  ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions.  In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF.  To redeem shares of an ETF held by the Fund, the Fund must accumulate enough shares of an ETF to reconstitute a creation unit.  The liquidity of such Sub-Manager Funds therefore, will depend upon the existence of a secondary market.  Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

RISKS OF SECURITIES ACTIVITIES OF THE SUB-MANAGERS.  The Sub-Managers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Joint Investment Committee will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF THE SUB-MANAGERS” and “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” in this Prospectus and the SAI, respectively, for further information.

COUNTERPARTY CREDIT RISK.  Many of the markets in which the Sub-Manager Funds or Sub-Manager Accounts effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a Sub-Manager Fund or Sub-Manager Account invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Sub-Manager Fund or Sub-Manager Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Sub-Manager Fund or Sub-Manager Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Sub-Manager Fund or Sub-Manager Account has concentrated its transactions with a single or small group of counterparties. Sub-Manager Funds and Sub-Manager Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Joint Investment Committee, with the intent to diversify, intends to attempt to monitor counterparty credit exposure of Sub-Manager Funds and Sub-Manager Accounts. The ability of Sub-Manager Funds and Sub-Manager Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

ASSET CLASS-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of each asset class:

OPPORTUNISTIC EQUITY

The Long/Short Public Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally).  The value of equity securities depends on business, economic and other factors affecting its issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Long/Short Public Equity strategy involves short sales.  A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. There can be no assurance that any hedging techniques employed by a Sub-Manager will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

The Global Macro strategy involves positions in the cash, currency, futures and forward markets.  Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Sub-Manager Fund or Sub-Manager Account agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Sub-Manager Fund or Sub-Manager Account would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Sub-Manager Fund or Sub-Manager Account has contracted to receive in the exchange. A Sub-Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Short Selling strategy involves the use of short sales and the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. There can be no assurance that any hedging techniques employed by a Sub-Manager will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

ENHANCED FIXED INCOME

High Yield Debt Sub-Managers may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt Sub-Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded).

High Yield Debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities’ true risk/reward profile. Accordingly, High Yield Debt Sub-Manager Funds typically experience significantly more volatility and risk than traditional fixed income Sub-Manager Funds.  For example, non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities.

A significant portion of a Distressed Securities Sub-Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. Distressed Securities Sub-Manager Funds typically experience significantly more volatility and risk than traditional fixed income Sub-Manager Funds. Among the risks inherent in investments in Distressed Securities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court's power to disallow, reduce, subordinate or disenfranchise particular claims.  Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.  Additionally, Distressed Securities Sub-Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Sub-Managers' margin decline in value, or should brokers from which the Sub-Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Sub-Managers could be subject to a "margin call," pursuant to which the Sub-Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of a Sub-Manager, the Sub-Manager might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt Sub-Manager Funds typically experience significantly more volatility and risk than traditional fixed income Sub-Manager Funds. Given the markets in which it invests, a significant portion of a Global Debt Sub-Manager’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

To mitigate some of these risks, High Yield Debt Sub-Managers, Distressed Securities Sub-Managers and Global Debt Sub-Managers may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the high yield debt, distressed securities or global debt position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). Global Debt Sub-Managers may also attempt to hedge by buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

ABSOLUTE RETURN

Event Driven Arbitrage is research intensive and requires continual review of announced and anticipated events.  In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner.  Event-driven strategies generally incur significant losses when proposed transactions are not consummated.  The consummation of mergers, tender offers, and exchange offers and other significant corporate events can be prevented or delayed by a variety of factors, including: (i) regulatory intervention; (ii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iii) failure to obtain the necessary shareholder approvals; (iv) adverse market or business conditions resulting in material change or termination of the pending transaction; (v) additional requirements imposed by law; and (vi) inability to obtain adequate financing.

There can be no assurance that any hedging techniques employed by a Sub-Manager will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

In regards to Convertible Arbitrage, the Joint Investment Committee believes that the strategy necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements. The success of the investment activities involving convertible arbitrage will depend on the Sub-Managers’ ability to identify and exploit price discrepancies in the market.  Identification and exploitation of the market opportunities involve uncertainty.  No assurance can be given that the Sub-Managers will be able to locate investment opportunities or to correctly exploit price discrepancies.  In the event that the perceived mispricings underlying the Sub-Managers’ positions were to fail to materialize as expected by the Sub-Managers, the Fund could incur a loss.

Merger Arbitrage is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital.  For example, from the middle part of 2000 to the middle part of 2003, activity within this strategy was particularly limited. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions.  Accordingly, the Joint Investment Committee believes that key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

Numerous factors, such as the possibility of litigation between the participants in a transaction, the requirement to obtain mandatory or discretionary consents from various governmental authorities or others, or changes in the terms of a transaction either by the initial participants or as a result of the entry of additional participants, make any evaluation of the outcome of an arbitrage situation uncertain; and these uncertainties may be increased by legal and practical considerations that limit the access of the Sub-Managers to reliable and timely information concerning material developments affecting pending transactions, or that cause delays in the consummation of transactions resulting in an increase of the Fund’s costs.

The principal risk of Fixed Income Arbitrage is rising interest rates, which often result in a greater decline in the value of the “long” position versus the increase in value of the “short” position.  In such a case, the Sub-Manager will either have to provide additional collateral to the investment bank lender or close the position at a loss.  There can be no assurance that any hedging techniques employed by a Sub-Manager will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Volatility Arbitrage often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models.  There can be no assurance that any hedging techniques employed by a Sub-Manager will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Statistical Arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied.  In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved.  While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the Sub-Manager when selecting securities to be “long” and “short.”  There can be no assurance that any hedging techniques will be successful or that the hedging employed by the Sub-Manager will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

While it is the Investment Manager’s and Sub-Adviser’s belief that Volatility Arbitrage and Statistical Arbitrage Sub-Managers intend to use "good faith" efforts to carry out such calculations and such programs correctly implement these strategies, there can be no assurance that they will prove successful in doing so.  In addition, whether or not such calculations or programs relate to a substantial portion of the investment portfolio of the Fund, any errors in this regard could have a material adverse effect on the Fund.

The Volatility Arbitrage and Statistical Arbitrage strategies are dependent upon various computer and telecommunications technologies.  The successful deployment of these strategies, the implementation and operation of these strategies and any future strategies, and various other critical activities of the Sub-Managers on behalf of the Fund could be severely compromised by telecommunications failures, power loss, software-related "system crashes," fire or water damage, or various other events or circumstances.  The Sub-Managers do not provide comprehensive and foolproof protection against all such events (whether because they believe such to be impractical or prohibitively expensive in terms of financial expenditures and/or scheduling delays, or for other reasons), and are not expected to secure such comprehensive or foolproof protection.  Any event that interrupts the Sub-Managers' computer and/or telecommunications operations, however, could result in, among other things, the inability to establish, modify, liquidate, or monitor the Fund’s investment portfolio, and, for those and other reasons, could have a material adverse effect on the operating results, financial condition, activities, and prospects of the Fund.

RISKS OF SECURITIES ACTIVITIES OF THE SUB-MANAGERS

All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager and Sub-Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. In addition to the risks generally described in this Prospectus and the SAI, the following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Sub-Managers:

EQUITY SECURITIES

Sub-Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Sub-Managers also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS,” below. Issuers of unsponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

BONDS AND OTHER FIXED INCOME SECURITIES

Sub-Manager Funds and Sub-Manager Accounts may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Sub-Manager Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

NON-U.S. INVESTMENTS

It is expected that Sub-Manager Funds and Sub-Manager Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

FOREIGN CURRENCY TRANSACTIONS

Sub-Manager Funds and Sub-Manager Accounts may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Sub-Manager Fund or Sub-Manager Account. Sub-Manager Funds and Sub-Manager Accounts may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Sub-Manager Fund or Sub-Manager Account agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Sub-Manager Fund or Sub-Manager Account would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Sub-Manager Fund or Sub-Manager Account has contracted to receive in the exchange. A Sub-Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

A Sub-Manager Fund or Sub-Manager Account may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when a Sub-Manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Sub-Manager to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the Sub-Manager Fund or Sub-Manager Account, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when a Sub-Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Sub-Manager Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

SMALL CAPITALIZATION ISSUERS

Sub-Manager Funds and Sub-Manager Accounts may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES

Certain of the companies in whose securities the Sub-Manager Funds or Sub-Manager Accounts may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses.  In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to a Sub-Manager Fund or Sub-Manager Account of the security in respect to which such distribution was made.

In certain transactions, a Sub-Manager Fund or Sub-Manager Account may not be "hedged" against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated.  This can result in losses, even if the proposed transaction is consummated.

PURCHASING INITIAL PUBLIC OFFERINGS

Sub-Manager Funds and Sub-Manager Accounts may purchase securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for a Sub-Manager to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when a Sub-Manager Fund’s or Sub-Manager Account’s asset base is small, a significant portion of a Sub-Manager Fund’s or Sub-Manager Account’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Sub-Manager Fund or Sub-Manager Account.

ILLIQUID PORTFOLIO INVESTMENTS

Sub-Manager Funds and Sub-Manager Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Sub-Manager Fund or Sub-Manager Account may not be able to sell them when the Sub-Manager desires to do so or to realize what the Sub-Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

PAYMENT IN KIND FOR REPURCHASED SHARES

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions consisting of securities of Sub-Manager Funds or securities from such Sub-Manager Funds that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED

Securities that Sub-Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Sub-Managers anticipate.  As a result, a Sub-Manager Fund or Sub-Manager Account in which the Fund invests may lose all or substantially all of its investment in any particular instance.  In addition, there is no minimum credit standard that is a prerequisite to a Sub-Manager’s investment in any instrument and some obligations and preferred stock in which a Sub-Manager invests may be less than investment grade.

ACTIVIST TRADING STRATEGY

The success of the Fund’s investments in Sub-Manager Funds and Sub-Manager Accounts that pursue an activist trading strategy may require, among other things:  (i) that the Sub-Manager properly identify companies whose securities prices can be improved through corporate and/or strategic action; (ii) that the Sub-Manager Funds and Sub-Manager Accounts acquire sufficient securities of such companies at a sufficiently attractive price; (iii) that the Sub-Manager Funds and Sub-Manager Accounts avoid triggering anti-takeover and regulatory obstacles while acquiring their positions; (iv) that management of companies and other security holders respond positively to the Sub-Manager’s proposals; and (v) that the market price of a company’s securities increases in response to any actions taken by companies.  There can be no assurance that any of the foregoing will succeed.

Successful execution of an activist strategy will depend on the cooperation of security holders and others with an interest in the company.  Some security holders may have interests which diverge significantly from those of the Sub-Manager Funds and Sub-Manager Accounts and some of those parties may be indifferent to the proposed changes.  Moreover, securities that the Sub-Manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Sub-Manager anticipates, even if the Sub-Manager Fund’s and Sub-Manager Account’s strategy is successfully implemented.  Even if the prices for a company’s securities have increased, there is no assurance that the Sub-Manager Fund and Sub-Manager Account will be able to realize any increase in the price of such securities.

MERGER ARBITRAGE

Merger arbitrage is a strategy that seeks to profit from changes in the price of securities of companies involved in extraordinary corporate transactions.  The difference between the price paid by a Sub-Manager for securities of a company involved in an announced extraordinary corporate transaction and the anticipated value to be received for such securities upon consummation of the proposed transaction will often be very small.  Since the price bid for the securities of a company involved in an announced extraordinary corporate transaction will generally be at a significant premium above the market price prior to the announcement, if the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities will usually decline sharply, perhaps by more than the Sub-Manager’s anticipated profit, even if the security's market price returns to a level comparable to that which exists prior to the announcement of the deal.

MAJOR STOCK MARKET CORRECTION

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions.  In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund (through the Sub-Manager Funds and Sub-Manager Accounts) in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund (through the Sub-Manager Funds and Sub-Manager Accounts) in target companies.  A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund (through the Sub-Manager Funds and Sub-Manager Accounts).

INTEREST RATE RISK

The Sub-Manager Funds and Sub-Manager Accounts, and therefore the Fund, are subject to the risks of a changes in interest rates.  A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on convertible debt and the proceeds of short sales.  An increase in interest rates could reduce the value of convertible securities owned by the Sub-Manager Funds or Sub-Manager Accounts.  To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates.  Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate.  Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month LIBOR, may shorten (i.e., be called away) if the long rate decreases.  In this way, such securities are exposed to the difference between long rates and short rates.  The Sub-Manager Funds and Sub-Manager Accounts may also invest in floating rate securities.  The value of these investments is closely tied to the absolute levels of such rates, or the market's perception of anticipated changes in those rates.  This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

CONTINGENT LIABILITIES

The Fund may from time to time incur contingent liabilities in connection with an investment made through a Sub-Manager Fund or Sub-Manager Account.  For example, the Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn.  If the borrower subsequently draws down on the facility, the Fund might be obligated to fund a portion of the amounts due.

GENERAL CREDIT RISKS

The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance.  The Sub-Managers cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests.  Furthermore, the Sub-Managers cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt.  In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund.  Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.  The Fund will not have the right to proceed directly against obligors on bank loans, high yield securities and other fixed income securities selected by the Sub-Managers (“Reference Securities”).

CREDIT DEFAULT SWAPS

The Sub-Manager Funds or Sub-Manager Accounts may enter into credit default swaps.  Under these instruments, a Sub-Manager Fund or Sub-Manager Account will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”).  The Sub-Manager Fund or Sub-Manager Account will have no direct rights or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation.  The Sub-Manager Fund or Sub-Manager Account will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation.  In addition, in the event of the insolvency of the credit default swap counterparty, the Sub-Manager Fund or Sub-Manager Account will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation.  Consequently, the Sub-Manager Fund or Sub-Manager Account will be subject to the credit risk of the counterparty and in the event the Sub-Manager Fund or Sub-Manager Account will be selling credit default swaps, the Sub-Manager Fund or Sub-Manager Account will also be subject to the credit risk of the Reference Obligor.  As a result, concentrations of credit default swaps in any one counterparty expose the Sub-Manager Fund or Sub-Manager Account to risk with respect to defaults by such counterparty.

BANK DEBT TRANSACTIONS

Bank debt will be included as Reference Securities.  Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors' rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the holder of the interest affecting the Fund to directly enforce its rights with respect to participations.  Successful claims in respect of such matters may reduce the cash flow and/or market value of certain of the Reference Securities.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments (through the Sub-Manager Funds or Sub-Manager Accounts) in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part.  In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The Fund’s investments (through the Sub-Manager Funds or Sub-Manager Accounts) in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

COMPLEXITY OF QUANTITATIVE TRADING STRATEGIES; RELIANCE ON TECHNOLOGY

Many of the investments that the Sub-Managers are expected to trade on behalf of the Fund, and many of the trading strategies that the Sub-Managers are expected to execute on behalf of the Fund, are highly complex.  In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs.

* * *

LIMITS OF RISK DISCLOSURES.  The above discussions of the various risks, and the related discussion of risks in the SAI, that are associated with the Fund, the Shares and the Sub-Manager Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Advisers Act. To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  A “qualified client” means an entity that has a net worth of more than $1,500,000, or that meets certain other qualification requirements. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid.  For this reason, the Fund is structured as a closed-end fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning on September 30, 2010, with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•	the recommendation of the Investment Manager and/or Sub-Adviser;

•	whether any Shareholders have requested to tender Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets;

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

Offers will generally range from 5%-20% of the Fund’s Shares but the Board will set an amount based on relevant factors, including the liquidity of the Fund’s positions and the Shareholder’s desire for liquidity.  A Shareholder that participates in a repurchase offer with a Valuation Date occurring prior to the end of the 12th month of its admission to the Fund may be subject to a penalty payable to the Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds.

Shares will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”).  Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 95 days prior to the date of repurchase by the Fund.  Shareholders who tender may not have all of the tendered Shares repurchased by the Fund.  If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board, which may, under certain circumstances, elect not to offer to repurchase Shares.  In certain circumstances, the Board may require a Shareholder to tender its Shares.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $50,000.  If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum (except as a result of pro ration), the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments in Sub-Manager Funds it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) within approximately 90 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected. Shares may be repurchased prior to Sub-Manager Fund audits.  To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or redemption charges) within approximately 90 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Fund’s annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The Shareholder may inquire of the Fund, at the telephone number indicated within this Prospectus, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the Shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. These promissory notes will be held by the Fund Administrator and can be provided upon request by calling UMB Fund Services at, 1-888-844-3350.  Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interest in Sub-Manager Funds to make such payments, but has experienced delays in receiving payments from the Sub-Manager Funds.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. Notwithstanding the foregoing, the Fund may postpone payment of the repurchase price and may suspend repurchases during any period or at any time when an to the extent permissible under the 1940 Act.

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that:  (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund, the Investment Manager or Sub-Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholders may be harmful or injurious to the business or reputation of the Fund, the Investment Manager or the Sub-Adviser, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.  Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Funds, the Board, the Investment Manager, the Sub-Adviser and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares.  The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Manager and/or the Sub-Adviser (each, a “Financial Institution”) as chosen by the Joint Investment Committee and approved by the Board.  The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain Repurchase Offers in a timely manner to ensure liquidity for the investors.  To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE
GENERAL

The Fund calculates its NAV as of the close of business on the last day of each month  and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.  Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

The Investment Manager oversees the valuation of the Fund’s investments, including its interests in the Sub-Manager Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board has approved for purposes of determining the fair value of securities held by the Fund, including the fair value of the Fund’s investments in Sub-Manager Funds.  In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Sub-Manager Fund in accordance with the Sub-Manager Fund’s valuation policies and reported at the time of the Fund’s valuation.  As a general matter, the fair value of the Fund’s interest in a Sub-Manager Fund will represent the amount that the Fund could reasonably expect to receive from the Sub-Manager Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.  In the event that the Sub-Manager Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Sub-Manager Fund based on the most recent final or estimated value reported by the Sub-Manager Fund, as well as any other relevant information available at the time the Fund values its portfolio.  Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date.  A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Sub-Manager of a Sub-Manager Fund.

Prior to the Fund investing in any Sub-Manager Fund, the Investment Manager, in conjunction with the Sub-Adviser, will conduct a due diligence review of the valuation methodologies utilized by the Sub-Manager Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Manager reasonably believes to be consistent, in all material respects, with those used by the Fund in valuing its own investments.  Although the procedures approved by the Board provide that the Investment Manager (after consulting with the Sub-Adviser) will review the valuations provided by the Sub-Managers to the Sub-Manager Funds, none of the Board, the Investment Manager or the Sub-Adviser will be able to confirm independently the accuracy of valuations provided by such Sub-Managers, which may be unaudited.

The Fund’s Valuation Procedures require the Investment Manager to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio.  The Investment Manager will consider such information, and may conclude in certain circumstances that the information provided by a Sub-Manager does not represent the fair value of the Fund’s interests in the Sub-Manager Fund.  Although redemptions of interests in Sub-Manager Funds are subject to advance notice requirements, Sub-Manager Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Sub-Manager Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Sub-Manager Fund’s governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Board, the Investment Manager (after consulting the Sub-Adviser) will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Sub-Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV.  In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Sub-Manager Fund.  In other cases, as when a Sub-Manager Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Sub-Manager Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Sub-Manager Fund.  Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Sub-Managers, upon which the Fund calculates its month-end NAV and the NAV of each Share may be subject to later adjustment or revision, based on information reasonably available at that time.  For example, fiscal year-end NAV calculations of the Sub-Manager Funds may be audited by their independent auditors and may be revised as a result of such audits.  Other adjustments may occur from time to time.  Because such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Funds received by Shareholders who had their Shares in the Fund repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances.  As a result, to the extent that such subsequently adjusted valuations from the Sub-Managers or revisions to the NAV of a Sub-Manager Fund adversely affect the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount.  Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount.  The same principles apply to the purchase of Shares.  New Shareholders may be affected in a similar way.

The Valuation Procedures provide that, where deemed appropriate by the Investment Manager (after consulting the Sub-Adviser) and consistent with the 1940 Act, investments in Sub-Manager Funds may be valued at cost.  Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value.  The Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

To the extent the Fund invests in securities or other instruments that are not investments in Sub-Manager Funds, the Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager, in conjunction with the Sub-Adviser, will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board, in consultation with the Administrator, will reevaluate the Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Board and the Fund provide that the Investment Manager will review the valuations provided by the Administrator (via the Sub-Managers or their administrators), neither the Investment Manager nor the Administrator will be able to confirm independently the accuracy of any unaudited valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board and/or the Investment Manager (in reliance on the Sub-Manager Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Fund may desire to dispose of an interest in a Sub-Manager Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Manager, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the Sub-Manager’s or its administrator’s valuations, and may, if so instructed by the Investment Manager, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Fund calculates its NAV as of the close of business on the last day of each month. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which Sub-Manager Funds have invested their assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Joint Investment Committee) may suspend the calculation of NAV.  The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-Q filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year.  The Fund will resume calculation of NAV after the Board (in consultation with the Joint Investment Committee) determines that conditions no longer require suspension of the calculation of NAV.

TAXES

The following is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change, possibly with retroactive effect.  Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents.  You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.  Also, for additional information regarding certain tax matters relating to the Fund, see “CERTAIN TAX CONSIDERATIONS” in the SAI.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law.  As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders their taxable income and gain each year.

Distributions to Shareholders

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income.  In general, distributions will be taxable to you for federal, state and local income tax purposes.  Distributions are taxable whether they are received in cash or reinvested in Fund shares.  As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that its distributions attributable to its investments in the Sub-Manager Funds will generally be taxable to Shareholders at ordinary income rates. As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that its distributions attributable to its investments in the Sub-Manager Funds will generally be taxable to Shareholders at ordinary income rates.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund or  would be taxable to Shareholders at reduced rates.  The Fund does not currently expect, however, that it will earn qualified dividend income or long-term capital gains and, therefore, does not anticipate that it will make such distributions to you.  Likewise, the Fund does not anticipate that any of its dividends paid to Shareholders that are corporations will be eligible for the “dividends received” deduction.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed.  But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31.

Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund.  Accordingly, the Fund may not be an appropriate investment for non-U.S. investors.  Each non-U.S. Shareholder must provide documentation to the Fund certifying the Shareholder’s non-United States status.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Sub-Manager Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as passive foreign investment companies (“PFICs”) for federal income tax purposes.

The Fund intends to elect to “mark to market” all shares that it holds in PFICs at the end of each taxable year.  By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year (subject to adjustments for reductions in the value of PFIC stock that occurs after October 31 of such taxable year and for deferral of losses from the prior taxable year) over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred.  Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income.  If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC.  To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.  Capital losses recognized by the Fund in a taxable year will generally be deductible only against capital gains recognized by the Fund in that year or one of the following eight taxable years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distribution to Shareholders.

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to the Fund’s shareholders, including the Fund, and then by the Fund to its Shareholders) in excess of the distributions that it receives from PFICs.  Accordingly, the Fund may need to borrow money or to dispose of its interests in the Sub-Manager Funds in order to make the required distributions.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF.  The Fund does not generally anticipate that it will be able to make QEF elections with respect to the Sub-Manager Funds.  If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner.  In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to the Fund’s Shareholders.

Certain Withholding Taxes

The Fund may be subject to foreign withholding taxes on dividends from Sub-Manager Funds located in foreign countries, and the Sub-Manager Funds may be subject to taxes, including withholding taxes, attributable to investments of the Sub-Manager Funds.  It is expected that the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders.  If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction.

Sales, Exchanges and Redemptions

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them.  Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve months.  Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction."  A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions.  State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding

Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the Internal Revenue Service (the “IRS”) a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.”  The amount of any backup withholding from a payment to a  Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Other Tax Matters

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund.  A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions.  The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.  Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, certain individual retirement accounts (“IRAs”), certain Keogh plans, or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.  Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of section 4975 of the Code (“Code Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of the ERISA Plans or Code Plans (collectively, “Plans”) investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules.  Neither the Investment Manager nor the Sub-Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager, Sub-Adviser or one or more Sub-Managers of the Sub-Manager Funds or Sub-Manager Accounts in which the Fund invests, or with other entities that are affiliated with the Investment Manager, Sub-Adviser or such Sub-Managers.  Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services.  ERISA and the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.  Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND

c/o Hatteras Capital Investment Management, LLC
8540 Colonnade Center Drive
Suite 401
Raleigh, NC 27615
888.363.2324

Investment Manager	Fund Counsel
Hatteras Capital Investment Management, LLC	Drinker Biddle & Reath LLP
8540 Colonnade Center Drive	One Logan Square
Suite 401	18th & Cherry Streets
Raleigh, NC 27615	Philadelphia, PA 19103

Distributor	Transfer Agent / Administrator
Hatteras Capital Distributors, LLC	UMB Fund Services, Inc.
8540 Colonnade Center Drive	803 West Michigan Street
Suite 401	Milwaukee, WI 53233
Raleigh, NC 27615
Independent Registered Public Accounting Firm
Sub-Adviser	Deloitte & Touche LLP
Ramius Fund of Funds LLC	1700 Market St.
599 Lexington Avenue	Philadelphia, PA 19103
19th Floor
New York, NY 10022

Custodian Bank
U.S. Bank, N.A.
800 Nicollet Mall
Minneapolis, MN 55402

PART B

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND

c/o Hatteras Capital Investment Management, LLC
8540 Colonnade Center Dr., Suite 401
Raleigh, NC 27615
Telephone (888) 363-2324

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND SHOULD BE READ WITH THE PROSPECTUS DATED ________. CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANING AS IN THE PROSPECTUS.  A COPY OF THE PROSPECTUS MAY BE OBTAINED BY CONTACTING THE FUND AT THE TELEPHONE NUMBER OR ADDRESS SET FORTH ABOVE.  THE SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE.

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TABLE OF CONTENTS

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GENERAL

The Hatteras 1099 Advantage Institutional Fund (the “Fund”) is a closed-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the “Declaration of Trust”) dated March 10, 2009, as the same may be amended from time to time.

Each share of beneficial interest (“Share”) of the Fund held entitles the shareholder (each a “Shareholder” and together, the “Shareholders”) of record to one vote.  As a Delaware statutory trust, the Fund is not required, and does not intend, to hold annual meetings of Shareholders.  Shareholder approval will be sought, however, for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances.  Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without Shareholder approval.  While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, any Trustee may be removed, with or without cause, (i) at any time by written instrument, signed by a majority of the Trustees prior to such removal, specifying the date when such removal shall become effective or (ii) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), at a special meeting of the Shareholders for the purpose of removing one or more Trustees, called by the Trustees upon the written request of Shareholders owning at least 10 percent (10%) of the outstanding Shares entitled to vote.  In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

PURCHASE TERMS

Share are being offered only to qualified investors that meet all requirements to invest in the Fund. Each prospective investor in the Fund will be required to certify that it is either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year.  A “qualified client” means an entity that has a net worth of more than $1,500,000, or that meets certain other qualification requirements. Investors who meet such qualifications are referred to in this SAI as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the Fund’s dividend reinvestment program) will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

The minimum initial investment in the Fund by an investor is $50,000 and the minimum additional investment is $25,000.  However, the Fund, in its sole discretion, may accept investments below these minimums.

Before an investor may invest in the Fund, the investor must certify that it is an Eligible Investor, that it meets other requirements for investment, and that the investor will not transfer its Shares without the prior consent of the Fund.

INVESTMENT POLICIES AND PRACTICES

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. As defined in the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the Shares (by value) present at such meeting, if the holders of more than 50% of the Shares (by value) of the Fund are present or represented by proxy; or (b) of more than 50% of the Shares (by value), whichever is less.

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To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the Securities and Exchange Commission (the “SEC”) or its staff, the Fund may not:

-	Issue senior securities or borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC;

-	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities;

-	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the 1940 Act;

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Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses;

-	Invest 25% or more of the value of its total assets in private investment funds (“Sub-Manager Funds”) that, in the aggregate, have investment programs that focus on investing in any single industry;

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Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it; and

-	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.

No other policy, including the investment objectives of the Fund, is a fundamental policy.  The Board of Trustees of the Fund (the “Board”) may modify the Fund’s borrowing policies subject to applicable law, including any required Shareholder approval.

Under the 1940 Act, the Fund, the Fund and the Sub-Manager Accounts (as defined below) are not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The Fund does not expect to issue debt or preferred shares.

The Fund cannot issue “senior securities,” except as permitted by the 1940 Act. Nevertheless, the Fund may engage in certain investment activities for which assets of the Fund may be designated as segregated, or for which margin, collateral or escrow arrangements may be established, to cover certain obligations of the Fund. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this SAI (except the Fund’s policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Sub-Manager Funds in which the assets of the Fund are invested (or the investment funds in which the Fund’s assets are invested), but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The Fund’s investment objectives are not fundamental and may be changed by the approval of the Fund’s Board of Trustees without the approval of the Fund’s Shareholders.

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CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Prospectus, to pursue its objective, Hatteras Capital Investment Management, LLC (“HCIM”), the investment manager of the Fund (in such capacity, the “Investment Manager”), provides day-to-day investment management services to the Fund and has delegated its authority to develop and implement the Fund’s investment program to Ramius Fund of Funds Group LLC, the Fund’s sub-adviser (“Sub-Adviser”). The Fund invests in a number of investment funds managed by independent investment advisers (“Sub-Managers”) selected by the Sub-Adviser and approved by the Joint Investment Committee (as defined below) that are typically only available to larger institutions. The Fund primarily pursues its objective by investing its assets with each Sub-Manager either by becoming a participant in an investment vehicle operated by the Sub-Manager (each, a “Sub-Manager Fund”) or by placing assets in an account directly managed by the Sub-Manager (each, a “Sub-Manager Account”).   Additional information regarding the types of securities and financial instruments in which Sub-Managers may invest the assets of Sub-Manager Funds and Sub-Manager Accounts, and certain of the investment techniques that may be used by Sub-Managers, is set forth below.  Detailed information on the investment strategies in which the Sub-Managers invest is set forth in the Prospectus under the section titled “INVESTMENT OBJECTIVE AND STRATEGIES – ASSET CLASSES AND INVESTMENT STRATEGIES.”

EQUITY SECURITIES

The investment portfolios of Sub-Manager Funds and Sub-Manager Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Sub-Managers may generally invest Sub-Manager Funds and Sub-Manager Accounts in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro cap companies and growth stage companies.  The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies.  For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, "blue-chip" companies.  In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

FIXED-INCOME SECURITIES

Sub-Manager Funds and Sub-Manager Accounts may invest in fixed-income securities. A Sub-Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Sub-Manager Funds and Sub-Manager Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Sub-Manager to be of comparable quality.

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A Sub-Manager Fund’s or Sub-Manager Account’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

Sub-Manager Funds and Sub-Manager Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Sub-Manager Funds and Sub-Manager Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in this SAI under “RISKS OF SECURITIES ACTIVITIES OF THE SUB-MANAGERS – NON-U.S. INVESTMENTS.”

As a general matter, Sub-Manager Funds and Sub-Manager Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Sub-Manager Fund or Sub-Manager Account may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Sub-Manager Fund’s or Sub-Manager Account’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Sub-Manager Fund or Sub-Manager Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Sub-Manager Fund or Sub-Manager Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Sub-Manager Fund or Sub-Manager Account to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Sub-Manager Fund’s or Sub-Manager Account’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Sub-Manager Fund’s or Sub-Manager Account’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or a Sub-Manager Fund’s investment objective, such as when a Sub-Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Sub-Manager Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

The Fund, Sub-Manager Funds and Sub-Manager Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Manager, the Sub-Adviser, or a Sub-Manager deems appropriate under the circumstances. The Fund or Sub-Manager Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

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REPURCHASE AGREEMENTS

Repurchase agreements are agreements under which the Fund, a Sub-Manager Fund or Sub-Manager Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Sub-Manager Fund or Sub-Manager Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Sub-Manager Fund or Sub-Manager Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from the Fund’s use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Sub-Manager Fund or Sub-Manager Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Sub-Manager Fund’s or Sub-Manager Account’s investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

Sub-Manager Funds and Sub-Manager Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Sub-Manager Funds and Sub-Manager Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Sub-Manager Funds or Sub-Manager Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Sub-Manager Fund or Sub-Manager Account may suffer losses as a result of its hedging activities.

DERIVATIVES

Sub-Manager Funds and Sub-Manager Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Sub-Manager Funds and Sub-Manager Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.  Special risks may apply to instruments that are invested in by Sub-Manager Funds or Sub-Manager Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Sub-Manager Funds or Sub-Manager Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Sub-Manager Fund’s or Sub-Manager Account’s performance.

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If a Sub-Manager Fund or Sub-Manager Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Sub-Manager Fund’s or Sub-Manager Account’s return or result in a loss. A Sub-Manager Fund or Sub-Manager Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Sub-Manager Fund or Sub-Manager Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES

The Sub-Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Sub-Manager Fund or Sub-Manager Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Sub-Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by Sub-Manager Funds and Sub-Manager Accounts may include options on baskets of specific securities.

The Sub-Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Sub-Manager Fund or Sub-Manager Account owns the underlying security. The sale of such an option exposes a Sub-Manager Fund or Sub-Manager Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Sub-Manager Fund’s or Sub-Manager Account’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Sub-Manager Funds and Sub-Manager Accounts need not be covered.

A Sub-Manager Fund or Sub-Manager Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Sub-Manager Fund or Sub-Manager Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Sub-Manager would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Sub-Manager could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Sub-Manager Funds and Sub-Manager Accounts could cause the Fund to be a “commodity pool operator,” which would require the Fund to comply with certain rules of the CFTC. To the extent derivatives are employed by the Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act, as amended (“CEA”).  The Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a “commodity pool operator” under the CEA.

Sub-Manager Funds and Sub-Manager Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

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Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Sub-Manager Fund or Sub-Manager Account to substantial losses.

Successful use of futures also is subject to a Sub-Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Sub-Managers may purchase and sell stock index futures contracts for a Sub-Manager Fund or Sub-Manager Account. A stock index future obligates a Sub-Manager Fund or Sub-Manager Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Sub-Managers may purchase and sell interest rate futures contracts for a Sub-Manager Fund or Sub-Manager Account. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Sub-Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES

Some or all of the Sub-Managers may purchase and sell for the Sub-Manager Funds and Sub-Manager Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Sub-Manager of options on stock indexes will be subject to the Sub-Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

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SWAP AGREEMENTS

The Sub-Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Sub-Manager Funds and Sub-Manager Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Sub-Manager Fund or Sub-Manager Account would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Sub-Manager Fund’s or Sub-Manager Account’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Sub-Manager Fund’s or Sub-Manager Account’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Sub-Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

LENDING PORTFOLIO SECURITIES

A Sub-Manager Fund or Sub-Manager Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Sub-Manager Fund or Sub-Manager Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Sub-Manager Fund or Sub-Manager Account an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. A Sub-Manager Fund or Sub-Manager Account generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Sub-Manager Fund or Sub-Manager Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Sub-Manager Fund or Sub-Manager Account.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, a Sub-Manager Fund or Sub-Manager Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Sub-Manager Fund or Sub-Manager Account enters into the commitment, but the Sub-Manager Fund or Sub-Manager Account does not make payment until it receives delivery from the counterparty. After a Sub-Manager Fund or Sub-Manager Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

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Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Sub-Manager Fund or Sub-Manager Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Sub-Manager Fund or Sub-Manager Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Sub-Manager Fund or Sub-Manager Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Sub-Manager Fund or Sub-Manager Account on a forward basis will not honor its purchase obligation. In such cases, the Sub-Manager Fund or Sub-Manager Account may incur a loss.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board without Shareholder approval.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Sub-Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Sub-Manager Fund’s or Sub-Manager Account’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Sub-Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

DERIVATIVES

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Sub-Manager Funds or Sub-Manager Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Sub-Manager Funds or Sub-Manager Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

CALL AND PUT OPTIONS

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

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HEDGING TRANSACTIONS

Sub-Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Sub-Managers to hedge against a change or event at a price sufficient to protect a Sub-Manager Fund’s or Sub-Manager Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a Sub-Manager may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Sub-Manager had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Sub-Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Sub-Managers from achieving the intended hedge or expose the Fund to additional risk of loss.

SWAP AGREEMENTS

A Sub-Manager Fund or Sub-Manager Account may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Sub-Manager Fund or Sub-Manager Account had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Sub-Manager Fund or Sub-Manager Account is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Sub-Manager Fund or Sub-Manager Account contractually is entitled to receive.

The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a constructive ownership of the reference property which may result in a portion of any long-term capital gain being treated as ordinary.

LEVERAGE

In addition to the use of leverage by the Sub-Managers in their respective trading strategies, the Investment Manager and Sub-Adviser may leverage the Fund’s allocations to the Sub-Managers through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Sub-Managers (many of which trade on margin and do not generally need additional capital from the Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager or Sub-Adviser determines to be creditworthy.

Thus the Fund, through its leveraged investments in the Sub-Manager Funds and through each Sub-Manager’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

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Investors also should note that the leverage the Sub-Managers employ in their Sub-Manager Account and Sub-Manager Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Fund’s profits or losses as compared to its net assets.  The Sub-Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund.  For example, should the securities that are pledged to brokers to secure the Sub-Managers' margin Sub-Manager Funds decline in value, or should brokers from which the Sub-Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Sub-Managers could be subject to a "margin call," pursuant to which the Sub-Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a precipitous drop in the value of the assets of a Sub-Manager, the Sub-Manager might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

SHORT SELLING

The Sub-Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Sub-Manager Funds and Sub-Manager Accounts may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that a Sub-Manager Fund or Sub-Manager Account has the right to obtain). When a Sub-Manager Fund or Sub-Manager Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Sub-Manager Funds and Sub-Manager Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

DEPENDENCE ON THE INVESTMENT MANAGER, SUB-ADVISER AND SUB-MANAGERS.  The Fund invests its assets primarily in a number of funds managed by the Sub-Managers, selected by the Sub-Adviser. The members of the Fund’s joint investment committee (the “Joint Investment Committee”) have the authority and responsibility for the approval of the Sub-Managers. The success of the Fund depends upon the ability of the Joint Investment Committee to develop and implement investment strategies that achieve the investment objective of the Fund, and upon the ability of the Sub-Managers to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Fund or the Sub-Manager Funds, and will not have an opportunity to evaluate the specific investments made by the Sub-Manager Funds or the Sub-Managers, or the terms of any such investments.

COMPENSATION ARRANGEMENTS WITH THE SUB-MANAGERS. Sub-Managers may receive compensation based on the performance of their investments.  Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect.  In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of the Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

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BUSINESS AND REGULATORY RISKS.  Legal, tax and regulatory developments that may adversely affect the Fund, the Sub-Managers or the Sub-Manager Funds could occur during the term of the Fund.  Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies.  The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions.  The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund.  There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general.  For instance, the SEC issued an emergency order in September 2008 to temporarily ban short-selling of any publicly traded securities of certain financial firms and require institutional investment managers, including hedge fund managers, to make daily disclosure on a weekly basis of short positions on publicly traded equity securities.  On or about the same time, other jurisdictions (e.g., United Kingdom, Australia, Ireland) enacted emergency regulations, imposing similar regulations to those enacted by the SEC.  It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio.

CONTROL POSITIONS.  Sub-Manager Funds and Sub-Managers (through Sub-Manager Accounts) may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Sub-Manager Fund and Sub-Manager (through a Sub-Manager Account) to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Sub-Manager Funds or Sub-Managers, the Sub-Manager Funds or Sub-Manager Accounts likely would suffer losses on their investments. Additionally, should a Sub-Manager Fund or Sub-Manager (through a Sub-Manager Account) obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Sub-Manager Fund or Sub-Manager Account to dispose of its holdings at a preferable time and in a preferable manner.  Violations of these regulatory requirements could subject the Sub-Manager Fund or Sub-Manager Account to significant liabilities.

EFFECT OF INVESTOR WITHDRAWALS ON A SUB-MANAGER’S ABILITY TO INFLUENCE CORPORATE CHANGE.  From time to time a Sub-Manager Fund or Sub-Manager Account may acquire enough of a company’s shares or other equity to enable its Sub-Manager, either alone or together with the members of any group with which the Sub-Manager is acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value.  If the investors of such a Sub-Manager Fund or Sub-Manager Account request withdrawals representing a substantial portion of the Sub-Manager Fund’s or Sub-Manager Account’s assets during any period when its Sub-Manager (or members of any such group) are seeking to influence any such corporate changes, the Sub-Manager may be compelled to sell some or all of the Sub-Manager Fund’s or Sub-Manager Account’s holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests.  This may adversely impact, or even eliminate, the Sub-Manager’s (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Sub-Manager Fund or Sub-Manager Account and subsequently, the Fund.

RELIANCE ON KEY PERSONNEL OF THE INVESTMENT MANAGER AND SUB-ADVISER.  The Fund’s abilities to identify and invest in attractive opportunities is dependent upon the Investment Manager and Sub-Adviser. If one or more of the key individuals leaves the Investment Manager or Sub-Adviser, the Investment Manager or Sub-Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

DILUTION.  If a Sub-Manager limits the amount of capital that may be contributed to a Sub-Manager Fund by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Sub-Manager Fund.

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INDIRECT INVESTMENT IN SUB-MANAGER FUNDS.  Any transaction by which the Fund indirectly gains exposure to a Sub-Manager Fund by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in a Sub-Manager Fund. There can be no assurance that the Fund’s indirect investment in a Sub-Manager Fund will have the same or similar results as a direct investment in the Sub-Manager Fund, and the Fund’s value may decrease as a result of such indirect investment.

COUNTERPARTY INSOLVENCY.  The Fund’s and the Sub-Manager Funds’ or Sub-Manager Accounts’ assets may be held in one or more funds maintained for the Fund or the Sub-Manager Funds or Sub-Manager Accounts by counterparties, including their prime brokers.  There is a risk that any of such counterparties could become insolvent.  In September 2008, Lehman Brothers Holdings Inc., a major investment bank based in the United States, filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code.  While none of its U.S. broker-dealer subsidiaries were included in the Chapter 11 filing and all of its U.S. registered broker-dealer subsidiaries currently continue to operate, certain of Lehman Brothers subsidiaries, including Lehman Brothers International (Europe) ("LBIE") have been placed under the administration chartered to wind down their respective business.  To date, it is uncertain what percentage of the assets custodied with LBIE by its trading counterparties (including hedge funds) will ultimately be recovered and when.  The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Sub-Manager Funds or Sub-Manager Accounts and the Fund.  If one or more of the Sub-Manager Funds’ or Sub-Manager Accounts’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Sub-Manager Funds’ or Sub-Manager Accounts’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the Sub-Manager Funds or Sub-Manager Accounts may use counterparties located in various jurisdictions outside the United States like LBIE.  Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.  However, the practical effect of these laws and their application to the Sub-Manager Funds’ or Sub-Manager Accounts’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Sub-Manager Funds or Sub-Manager Accounts and their assets and the Fund.  The insolvency of any counterparty would result in a loss to the Fund, which could be material.

FINANCIAL FAILURE OF INTERMEDIARIES.  There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

SUSPENSIONS OF TRADING.  Each exchange typically has the right to suspend or limit trading in all securities that it lists.  Such a suspension could render it impossible for a Sub-Manager Fund to liquidate its positions and thereby expose it to losses.  In addition, there is no guarantee that non-exchange markets will remain liquid enough for a Sub-Manager Fund to close out positions.

ENFORCEABILITY OF CLAIMS AGAINST SUB-MANAGER FUNDS.  The Fund has no assurances that it will be able to:  (1) effect service of process within the U.S. on foreign Sub-Manager Funds; (2) enforce judgments obtained in U.S. courts against foreign Sub-Manager Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against a Sub-Manager Fund or other person based upon the U.S. federal securities laws.  It is unclear whether Shareholders would ever be able to bring claims directly against the Sub-Manager Funds, domestic or foreign, or whether all such claims must be brought by the Board on behalf of Shareholders.

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BOARD OF TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Fund is governed by a Board of Trustees (the “Board,” and each trustee, a “Trustee”), which is responsible for protecting the interests of the Shareholders under Delaware law. The Board is comprised of both Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) and Trustees who are “interested persons” (“Interested Trustees”). The Board meets periodically throughout the year to oversee the Fund’s activities and to review its performance and the actions of the Investment Manager and Sub-Adviser.

A Trustee serves on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all of the Shareholders.

In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Board may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the Shareholders. The Trustees may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the directors then serving. If no Trustee remains to manage the business of the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of the Shareholders of the Fund within 60 days for the purpose of either electing new Trustees or dissolving the Fund. The Board will render assistance to the Shareholders on the question of the removal of a Trustee in the manner required by Section 16(c) of the 1940 Act.

The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board.  The officers of the Fund do not receive any additional compensation from the Fund.

The Trustees and officers of the Fund may also be Trustees or officers of some or all of the other registered investment companies managed by the Investment Manager or its affiliates (the “Fund Complex”). The table below shows, for each Trustee and executive officer, his or her full name, date of birth, address, the position held with the Fund, the length of time served in that position, his or her principal occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

INTERESTED TRUSTEE

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY TRUSTEE

David B. Perkins* July 18, 1962 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	President and Chairman of the Board of Trustees	Since Inception	Mr. Perkins has been Chairman of the Board of Trustees and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the Hatteras firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	None	9
* Mr. Perkins is deemed to be an “interested” Trustee of the Fund because of his affiliation with the Investment Manager.

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INDEPENDENT TRUSTEES AND OFFICERS

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY TRUSTEE

H. Alexander Holmes May 4, 1942 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since June 2009	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	None	9

Steve E. Moss February 18, 1953 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since June 2009	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	None	9

Gregory S. Sellers May 5, 1959 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since June 2009	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was a Director and the Chief Financial Officer of Kings Plush, Inc., a fabric manufacturer.	None	9

Daniel K. Wilson, CPA June 22, 1948 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since June 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parkdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	None	7

J. Michael Fields July 14, 1973 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Secretary	Since Inception
Prior to becoming Secretary, Mr. Fields had been the Treasurer of each fund in the Fund Complex since inception. Mr. Fields is Chief Operating Officer of Hatteras and its affiliates and has been employed by the Hatteras firm since its inception in September 2003.
				None	N/A

Andrew P. Chica September 7, 1975 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Since Inception
Mr. Chica joined Hatteras in November 2007 and became the Chief Compliance Officer of Hatteras and its affiliates in 2008.  Prior to joining Hatteras, Mr. Chica was the Compliance Trustee for UMB Fund Services, Inc. from December 2004 to November 2007.  From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC..
				None	N/A

Robert Lance Baker September 17, 1971 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Treasurer	Since Inception
Mr. Baker joined Hatteras in March 2008 and is currently the Chief Financial Officer of Hatteras and its affiliated entities.  Prior to joining Hatteras, Mr. Baker was Controller, and later Vice President of Operations, at Smith Breeden Associates.  Before that, Mr. Baker worked for the public accounting firm of BDO Seidman, and as a controller of a private entity in Durham, NC.
				None	N/A

1   The “Fund Complex” consists of the Fund, Hatteras 1099 Advantage Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P., Hatteras Multi-Strategy TEI Institutional Fund, L.P., Hatteras Master Fund, L.P., and Hatteras VC Co-Investment Fund II, LLC.

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COMMITTEES

The Board’s Audit Committee is comprised of the Independent Trustees. The Audit Committee recommends the selection of the independent registered public accounting firm to its Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the Fund’s independent registered public accounting firm regarding the adequacy of the Fund’s internal accounting procedures and controls and (iii) establishes a separate line of communication between the Fund’s independent registered public accounting firm and its Independent Trustees. Meetings of the Audit Committee may be held in person or by telephone conference call, as necessary.

Based on the Audit Committee’s recommendation, the Board, including a majority of the Independent Trustees, selected Deloitte & Touche LLP as independent registered public accounting firm of the Fund, and in such capacity it will audit the Fund’s annual financial statements and financial highlights. Deloitte & Touche LLP currently serves and may in the future serve as independent registered public accounting firm for other pooled investment vehicles managed by the Investment Manager and/or Sub-Adviser. It may also, currently or in the future, serve as independent registered public accounting firm for certain of the Sub-Manager Funds, or for other clients of the Sub-Managers.

The Independent Trustees of the Board meet separately to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which the Fund, the Investment Manager or Sub-Adviser or their affiliates have any actual or potential conflict of interest with the Fund.

OWNERSHIP OF SHARES

As of July 15, 2009, HCIM, of which Mr. Perkins is a Managing Member, owns $100,000 of shares in Hatteras 1099 Advantage Fund (the “Feeder Fund”), which in turn owns $100,000 of Shares of the Fund.

TRUSTEE AND OFFICER COMPENSATION

The Fund pays no salaries or compensation to any of their Interested Trustees or officers. Each Independent Trustee will receive an annual retainer of $10,000 from the Fund for his services as a Trustee and member of the Audit Committees of the Fund and the Feeder Fund (together, the “Funds”). The Chief Compliance Officer will also receive an annual retainer of $10,000 for his duties as chief compliance officer of the Funds. The Interested Trustees receive no fees or other compensation from the Funds. All Trustees are reimbursed by the Funds for their reasonable travel and out-of-pocket expenses relating to attendance at meetings of the applicable Fund’s Board of Trustees or committee meetings. The Trustees do not receive any pension or retirement benefits from the Funds. Besides the Chief Compliance Officer, no other officer of the Funds receives any additional compensation from the Fund or the Feeder Fund.

The following table sets forth certain information regarding the estimated compensation of the Fund’s Trustees and each of the three highest paid officers or any unaffiliated person of the Fund with aggregate estimated compensation from the Fund in excess of $60,000 for the fiscal year ending March 31, 2010.

Name of Person, Position	Aggregate Compensation from the Fund*	Total Compensation from the Fund and Fund Complex Paid to Trustees (9 Total Funds)*

H. Alexander Holmes	$10,000	$60,000
Steve E. Moss	$10,000	$60,000
Gregory S. Sellers	$10,000	$60,000
Daniel K. Wilson	$10,000	$60,000

* Estimated compensation for services as an Independent Trustee for the current fiscal year ending March 31, 2010.

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CODES OF ETHICS

The Fund, the Investment Manager, the Sub-Adviser and the Distributor have each adopted a code of ethics governing personal securities transactions (each a “Code” and collectively, the “Codes”). The Codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Trustees and the officers of the Fund and directors of the Investment Manager and Sub-Adviser, as well as employees of the Investment Manager, Sub-Adviser and the Distributor having knowledge of the investments and investment intentions of the Fund. The Codes permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls. Compliance with the Codes is carefully monitored and enforced.

The Codes are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its assets in Sub-Manager Accounts and securities of Sub-Manager Funds, which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by Sub-Managers (commonly referred to as “hedge funds”). To the extent that the Fund receives notices or proxies from Sub-Manager Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) and the Fund has voting interests in such Sub-Manager Funds, the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Joint Investment Committee, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests. Generally, once the Joint Investment Committee has determined to vote on a proxy, it will instruct the personnel of the Sub-Adviser to implement its voting instructions.  In general, the Joint Investment Committee believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Joint Investment Committee will generally recommend voting to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Joint Investment Committee will generally recommend voting in favor of management or shareholder proposals that the Joint Investment Committee believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Joint Investment Committee will generally recommend voting in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and Shareholder rights plans so long as such proposals are in the best economic interests of the Fund.

In exercising its voting discretion, the Joint Investment Committee will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Manager or the Sub-Adviser (or an affiliate of the Investment Manager or Sub-Adviser), any issuer of a security for which the Investment Manager or the Sub-Adviser (or an affiliate of the Investment Manager or Sub-Adviser) acts as sponsor, adviser, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Manager or the Sub-Adviser (or an affiliate of the Investment Manager or Sub-Adviser) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Manager or the Sub-Adviser and such other persons having an interest in the matter being called “Interested Persons”), the Joint Investment Committee will make written disclosure of the conflict to the Independent Trustees of the Fund indicating how the Joint Investment Committee proposes to vote on the matter and its reasons for doing so. If the Joint Investment Committee does not receive timely written instructions as to voting or non-voting on the matter from the Fund’s Independent Trustees, the Joint Investment Committee may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

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The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

INVESTMENT MANAGEMENT SERVICES

THE INVESTMENT MANAGER AND SUB-ADVISER

Hatteras Capital Investment Management, LLC serves as investment manager to the Fund and is subject to the supervision of and subject to any policies established by the Board. David B. Perkins and Robert Worthington are managing members of the Investment Manager.  The Investment Manager is controlled by David B. Perkins and Robert Worthington.

Ramius Fund of Funds Group LLC serves as the Sub-Advisor to the Fund.  Ramius Fund of Funds Group LLC is a limited liability company organized under the laws of the State of Delaware, United States and is jointly owned by Ramius LLC (formerly known as Ramius Capital Group, LLC) (“Ramius”), a limited liability company organized under the laws of the State of Delaware, United States and Bayerische Hypo-und Vereinsbank AG (“HVB”), a corporation organized under the laws of Germany.  The Sub-Advisor is the vehicle for a strategic partnership between Ramius, on the one hand, and HVB, its affiliates and successors, on the other hand, to combine their respective fund of hedge funds businesses but is exclusively managed and controlled by Ramius.  The strategic partnership was formed on December 31, 2004.

Ramius is the managing member of the Sub-Advisor and is an investment management firm that specializes in utilizing alternative asset class strategies. Ramius has been involved in providing discretionary investment management services to U.S. and international private investors, domestic pension funds, foundations, corporations, insurance companies and other fiduciaries since 1994.  Ramius’ managing member is C4S & Co., L.L.C. (“C4S”), whose managing members include Peter A. Cohen, Jeffrey M. Solomon, Morgan B. Stark and Thomas W. Strauss.

Following the Business Combination Agreement between HVB and UniCredit S.p.A. (“UniCredit”) and the conclusion of the public tender offer by UniCredit to all shareholders of HVB on November 17, 2005, UniCredit has a 93.93% stake in HVB thus making HVB and its affiliates a member of the “UniCredit Group.”  HVB is the second largest private bank in Germany with 5% market share, over 26,000 employees, 680 branches and over 4 million customers. The UniCredit Group holds the leading position in the economic hub of Italy, Germany, Austria and Central and Eastern Europe with over 140,000 employees, 7,000 branches and over 28 million customers.

Ramius and Cowen Group, Inc. (the “Cowen Group”) and certain other parties have recently entered into a Transaction Agreement and Agreement and Plan of Merger and certain related agreements pursuant to which it is contemplated that (i) Cowen Group and Ramius will jointly form a new company (the “New Company”), (ii) a newly formed subsidiary of the New Company will acquire substantially all of the assets and assume substantially all of the liabilities of Ramius LLC (as well as acquire the fifty percent interest the Adviser currently owned by HVB), and (iii) through a reverse merger the Cowen Group will become a wholly-owned subsidiary of the New Company. Upon the consummation of such transactions (the “Transactions”), Ramius LLC will own approximately 66 percent of the interests in the New Company, HVB will own 4.9% and the remainder will be owned by the shareholders of Cowen Group. Upon completion of the Transactions, Ramius, the Sub-Adviser and its affiliates’ management and staff will continue to manage day-to-day operations for Ramius and the Sub-Adviser, including making all decisions regarding the day-to-day management of the Fund’s portfolio. The Transactions will not involve any change in the management personnel of the Sub-Adviser or its affiliates.

18

The Joint Investment Committee is responsible for the selection of Sub-Managers and the allocation of the assets of the Fund for investment among the Sub-Managers.

The Investment Manager and Fund entered into an investment management agreement effective July 15, 2009 (the “Investment Management Agreement”).  The Sub-Adviser, Investment Manager and Fund entered into an investment sub-advisory agreement effective July 15, 2009 (the “Sub-Advisory Agreement”).  Pursuant to the terms of the Investment Management Agreement and the Sub-Advisory Agreement, the Joint Investment Committee is responsible for developing, implementing and supervising the Fund’s investment program and in connection therewith shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

Sub-Managers will charge the Fund asset-based fees, and most Sub-Managers will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees charged to the Fund by the Investment Manager. An investor in the Fund bears a proportionate share of the expenses of the Fund and, indirectly, similar expenses of the Sub-Manager Funds. Investors could avoid the additional level of fees and expenses at the Fund level by investing directly with the Sub-Manager Funds, although access to many Sub-Manager Funds may be limited or unavailable.

In consideration of the advisory and other services provided by the Investment Manager to the Fund pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a management fee (the “Management Fee”), payable monthly in arrears, at an annual rate of 1.50% of the Fund’s net assets determined as of the end of each calendar month. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Fund assets. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.  The Management Fee will be computed as a percentage of the capital account of each Shareholder of the Fund, based on the net assets of the Fund as of month end. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.  The Investment Manager will pay the Sub-Adviser 50% of the Management Fee it receives from the Fund.

The Investment Manager and Sub-Adviser have jointly agreed to waive the Investment Management Fee and other fees, and reimburse expenses of the Fund for three years from the date of this Prospectus so that the Total Annual Expenses of the Fund (excluding taxes, interest, brokerage commissions, other transaction-related expenses, any extraordinary expenses of the Fund and any Acquired Fund Fees and Expenses) for this period will not exceed 3.00% on an annualized basis for the  Fund (the “Fund Expense Limitation”). The  Fund will carry forward, for a period not to exceed (3) three years from the date on which a waiver or reimbursement is made by the Investment Manager and/ or Sub-Adviser, any expenses in excess of the  Fund Expense Limitation and repay the Investment Manager and/ or Sub-Adviser such amounts, provided the  Fund is able to effect such reimbursement and remain in compliance with the Fund Expense Limitation disclosed in the then effective Prospectus for the Fund. The  Fund’s Expense Limitation Agreement is calculated based on end of month net asset values.  However, in the financial statements for the  Fund, the expense ratios presented in the financial highlights are calculated based on average monthly net assets.

The Investment Management Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on June 18, 2009.  A discussion regarding the basis for the Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Fund’s annual report for the period ending September 30, 2009.  The Investment Management Agreement has an initial term ending May 31, 2011, and continues in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the Shareholders of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approvals. The Investment Management Agreement is terminable without penalty, on 60 days’ prior written notice by the Board, by vote of a majority of the Shares of the Fund or by the Investment Manager. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

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The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Trustees) at a meeting held in person on June 18, 2009.  A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement, or any other investment advisory contracts, will be available in the Fund’s annual report for the period ending September 30, 2009.  The Sub-Advisory Agreement has an initial term ending May 31, 2011, and continues in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the Shareholders of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approvals. The Sub-Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Board, by vote of a majority of the Shares of the Fund or by the Sub-Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreement, the Investment Manager is not liable to any Fund or to any investor for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The Investment Management Agreement provides that the Investment Manager may act as investment manager for any other person, firm or corporation.  In addition, the Investment Management Agreement provides that the Investment Manager may use the name “Hatteras” in connection with other investment companies for which it may act as investment manager or general distributor. If Hatteras Capital Investment Management, LLC shall no longer act as investment manager of the Fund, it may withdraw the right of the Funds to use the name “Hatteras” as part of each Fund’s name.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Sub-Advisory Agreement, the Sub-Adviser is not liable to any Fund or to any investor for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The Sub-Advisory Agreement provides that the Sub-Adviser may act as investment manager for any other person, firm or corporation.

The Investment Manager or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at the principal business office of the Investment Manager.

PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following table provides information about portfolios and accounts, other than the Fund, for which the members of the Joint Investment Committee are primarily responsible for the day-to-day portfolio management as of April 1, 2009:

NAME OF INVESTMENT COMMITTEE MEMBER	TYPE OF ACCOUNTS	TOTAL # OF ACCOUNTS MANAGED	TOTAL ASSETS	# OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE	TOTAL ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE
David B. Perkins	Registered Investment Companies	2	$1,168,000,000	1	$1,168,000,000

	Other Pooled Investment Vehicles	3	$107,000,000	2	$$88,149,000

	Other Accounts	0	$0	0	$0

Michael P. Hennen	Registered Investment Companies	0	$0	0	$0

	Other Pooled Investment Vehicles	0	$0	0	$0

	Other Accounts	0	$0	0	$0

Thomas W. Strauss	Registered Investment Companies	1	$43,534,907	1	$43,534,907

	Other Pooled Investment Vehicles	25	$846,086,634	22	$601,396,000

	Other Accounts	13	$1,239,720,106	8	$1,011,389,000

Stuart Davies	Registered Investment Companies	1	$43,534,907	1	$43,534,907

	Other Pooled Investment Vehicles	25	$846,086,634	22	$601,396,000

	Other Accounts	13	$1,239,720,106	8	$1,011,389,000

Hiren Patel	Registered Investment Companies	1	$43,534,907	1	$43,534,907

	Other Pooled Investment Vehicles	25	$846,086,634	22	$601,396,000

	Other Accounts	13	$1,239,720,106	8	$1,011,389,000

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PORTFOLIO MANAGERS - POTENTIAL CONFLICTS OF INTERESTS

Messrs. Perkins, Hennen, Strauss, Davies and Patel are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager and Sub-Adviser have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager and Sub-Adviser have developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

PORTFOLIO MANAGERS - COMPENSATION

The compensation of the HCIM members of the Joint Investment Committee includes a combination of the following: (i) fixed annual salary; and (ii) a discretionary bonus tied to the overall profitability of the Adviser or the Sub-Adviser and their affiliates, as applicable.

Compensation for the Ramius portfolio managers is a combination of a fixed salary and a discretionary bonus. The Sub-Adviser pays the portfolio managers’ compensation in cash. The discretionary bonus is not tied directly to the performance or the value of assets of the Fund or any other fund managed by the Sub-Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Sub-Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable employees to direct a percentage of their pre-tax salary and bonus without any contribution from the Sub-Adviser into a tax-qualified retirement plan. In addition, senior portfolio managers receive discretionary, non-voting equity-based compensation, a portion of which is reinvested into the Sub-Adviser’s flagship fund-of-hedge funds product, and which is determined, in part, based on the profits earned by the Sub-Adviser. All portfolio managers are also eligible to participate in profit-sharing plans created for employees of Ramius, pursuant to which a fixed dollar amount of profit sharing is paid in equal amounts to such employees.

PORTFOLIO MANAGERS - SECURITIES OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Joint Investment Committee in the Fund as of July 15, 2009:

Name of Investment Committee Member	Dollar Range of Fund
David B. Perkins	$50,001 - $100,000	*
Michael P. Hennen	$0
Thomas W. Strauss	$0
Stuart Davies	$0
Hiren Patel	$0

*	HCIM, of which Mr. Perkins is a Managing Member, owns $100,000 of shares in the Feeder Fund, which in turn owns $100,000 of Shares in the Fund.

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CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER AND SUB-ADVISER

The Investment Manager and Sub-Adviser each may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (collectively, the “Other Accounts”). The Investment Manager and Sub-Adviser expect to employ an investment program for the Fund that is substantially similar to the investment programs employed by each of them for certain Other Accounts. As a general matter, the Investment Manager and Sub-Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Other Accounts. There may be circumstances, however, under which the Investment Manager and/or Sub-Adviser will cause one or more Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager and Sub-Adviser will commit the Fund’s assets. There also may be circumstances under which the Investment Manager and/or Sub-Adviser will consider participation by Other Accounts in investment opportunities in which the Investment Manager and Sub-Adviser do not intend to invest on behalf of the Fund, or vice versa.

The Investment Manager and Sub-Adviser will evaluate for the Fund and for each Other Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Other Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time.  In addition, the fees and expenses of the Fund will differ from those of the Other Accounts.  Accordingly, the future performance of the Fund and the Other Accounts will vary.

When the Investment Manager and Sub-Adviser determine that it would be appropriate for the Fund and one or more Other Accounts to participate in an investment at the same time, each will attempt to place and allocate orders on a basis that the Investment Manager and Sub-Adviser believe to be fair and equitable, consistent with their responsibilities under applicable law.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all investments or trades.  However, no participating entity or account will receive preferential treatment over any other and the Joint Investment Committee will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager and Sub-Adviser for the Other Accounts.  Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Sub-Managers with respect to Sub-Manager Funds) on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Other Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.  In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Directors, officers, employees and affiliates of the Investment Manager and Sub-Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager and Sub-Adviser, or by the Investment Manager or Sub-Adviser for the Other Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Except in accordance with applicable law, the Investment Manager, the Sub-Adviser and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund.  However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager and/or Sub-Adviser, except for accounts as to which the Investment Manager, the Sub-Adviser or any of their affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager, the Sub-Adviser or one of their affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager or Sub-Adviser, as applicable, has determined it would be appropriate for both the Fund to purchase (or sell), and for another account to sell (or purchase), the same security or instrument on the same day.

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Future investment activities of the Investment Manager, the Sub-Adviser and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

CONFLICTS OF INTEREST RELATING TO SUB-MANAGERS

The Investment Manager anticipates that each Sub-Manager will consider participation by the applicable Sub-Manager Fund (references in this section to Sub-Manager Funds include Sub-Manager Accounts as defined in the section entitled “CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES”) in all appropriate investment opportunities that are also under consideration for investment by the Sub-Manager for other investment funds and accounts managed by the Sub-Manager (“Sub-Manager Managed Accounts”) that pursue investment programs similar to that of the applicable Sub-Manager Fund or the Fund. However, there can be no guarantee or assurance that Sub-Managers will follow such practices or that a Sub-Manager will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which a Sub-Manager will cause its Sub-Manager Managed Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Sub-Manager will commit assets of the Sub-Manager Fund. Circumstances may also arise under which a Sub-Manager will consider participation by its Sub-Manager Managed Accounts in investment opportunities in which the Sub-Manager intends not to invest on behalf of the Sub-Manager Fund, or vice versa.

Situations may occur where the Fund could be disadvantaged by investment activities conducted by the Sub-Manager for the Sub-Manager Managed Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for a Sub-Manager Fund in which the Fund and/or Sub-Manager Managed Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the Sub-Manager Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

A Sub-Manager may from time to time cause a Sub-Manager Fund to effect certain principal transactions in securities with one or more Sub-Manager Managed Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Sub-Manager determined it was appropriate for the Sub-Manager Fund to purchase and a Sub-Manager Account to sell, or the Sub-Manager Fund to sell and the Sub-Manager Managed Account to purchase, the same security or instrument on the same day.

Each Sub-Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in Sub-Manager Funds, and may have conflicts of interest with respect to investments made on behalf of a Sub-Manager Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Sub-Manager that are the same as, different from or made at different times than positions taken for the Sub-Manager Fund in which the Fund participates. Future investment activities of the Sub-Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Fund and, ultimately, the Shareholders.

Sub-Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Sub-Manager or its affiliates. In addition, Sub-Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Sub-Manager) may provide to one or more Sub-Manager Accounts.

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CERTAIN TAX CONSIDERATIONS

The following summarizes certain additional tax considerations generally affecting the Fund and the Shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its Shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement.  Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

The Fund intends to qualify as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Code.  As such, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to Shareholders.  To qualify for treatment as a RIC, the Fund must meet three numerical tests each year.

First, at least 90% of the gross income of a RIC must consist of dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the business of investing in such stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter, at least 50% of the value of a RIC’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the RIC has not invested more than 5% of the value of its total assets in securities of such the issuer and as to which the RIC does not hold more than 10% of the outstanding voting securities of such the issuer), and no more than 25% of the value of the RIC’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the RIC controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, a RIC must distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its tax-exempt income, if any.

The Fund intends to comply with these requirements.  If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC.  If for any taxable year the Fund were to fail  to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders.  If the Fund fails to qualify as a RIC, Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.  With respect to PFIC stock held by the Fund, if a mark-to-market election is in effect, the Fund must calculate this excise tax distribution as if the Fund has a taxable year ending on October 31.  With respect to all other ordinary taxable income, the Fund must calculate the distribution as if the Fund has a taxable year ending on December 31.

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ERISA AND RELATED CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, certain individual retirement accounts (“IRAs”), certain Keogh plans, or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.  Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of section 4975 of the Code (“Code Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of the ERISA Plans or Code Plans (collectively, “Plans”) investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules.  Neither the Investment Manager nor the Sub-Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager, the Sub-Adviser, or one or more Sub-Managers of the Sub-Manager Funds or Sub-Manager Accounts in which the Fund invests, or with other entities that are affiliated with the Investment Manager, the Sub-Adviser, or such Sub-Managers.  Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services.  ERISA and the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code.  Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

THE FUND

It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors similar to those expected to be considered by the Investment Manager as described above. In most instances, the Fund will purchase interests in a Sub-Manager Fund directly from the Sub-Manager Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Investment Manager.

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SUB-MANAGER FUNDS

The Sub-Manager Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Sub-Manager Funds. In view of the fact that the investment program of certain of the Sub-Manager Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the Sub-Manager Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Sub-Manager Funds may not be transparent to the Investment Manager. Each Sub-Manager Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Sub-Managers of the Sub-Manager Funds. The Investment Manager and Sub-Adviser expect that each Sub-Manager Fund will generally select broker-dealers to effect transactions on the Sub-Manager Fund’s behalf substantially in the manner set forth below.

In selecting brokers and dealers to execute transactions on behalf of a Sub-Manager Fund or Sub-Manager Account, the Investment Manager and Sub-Adviser expect each Sub-Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Sub-Manager generally will seek reasonably competitive commission rates, a Sub-Manager may not necessarily pay the lowest commission available on each transaction. The Sub-Managers may typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Sub-Managers with respect to Sub-Manager Funds may vary and will be governed by each Sub-Manager Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, a Sub-Manager may place orders for a Sub-Manager Fund or Sub-Manager Account with brokers that provide the Sub-Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Sub-Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Sub-Managers or their affiliates in providing services to clients other than the Sub-Manager Funds and the Sub-Manager Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Sub-Manager in connection with the Sub-Manager Fund or Sub-Manager Account it manages. Conversely, the information provided to a Sub-Manager by brokers and dealers through which other clients of the Sub-Manager or its affiliates effect securities transactions may be useful to the Sub-Manager in providing services to the Sub-Manager Fund or a Sub-Manager Account.

No guarantee or assurance can be made that a Sub-Manager Fund’s brokerage transaction practices will be transparent or that the Sub-Manager Fund will establish, adhere to, or comply with its stated practices. However, as the Sub-Manager Funds may not be investment companies registered under the 1940 Act, they may select brokers on a basis other than as outlined above and may receive benefits other than research or that benefit the Sub-Manager Fund’s investment adviser or its affiliates rather than the Sub-Manager Fund. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Sub-Manager Funds.

Sub-Manager Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP serves as the Fund’s independent registered public accounting firm. Its principal business address is 1700 Market Street, 2nd Floor, Philadelphia, Pennsylvania 19103.

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, acts as Fund Counsel.

CUSTODIAN

U.S. Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of those assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 800 Nicollet Mall, Minneapolis, Minnesota 55402 .

26

FUND SERVICING FEE

The Fund intends to pay compensation to HCIM for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). The fund servicing fee (“Fund Servicing Fee”) for the Fund is payable monthly at an annual rate of 0.40% of the month-end NAV of the Fund (prorated for shorter periods).  The Fund Servicing Fee payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.  The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fees in its sole discretion.  The Servicing Agent may delegate some or all of its servicing responsibilities to one or more service providers.  The Servicing Agent may delegate and any such service provider will provide customary services, including some or all of the following: (1) assisting the Fund in administering repurchases; (2) providing each Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Fund and Shareholder services; (3) as agreed from time to time with the Board in accordance with Rule 38a-1 under the 1940 Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (4) assisting the Fund in providing or procuring accounting services for the Fund and Shareholder capital accounts; (5) assisting in the administration of meetings of the Board and its committees and the Shareholders; (6) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Shareholders and the Fund; (7) assisting in arranging for, at the Fund’s expense, the preparation of all required tax returns; (8) assisting in the preparation of proxy statements to Shareholders, and the preparation of reports filed with regulatory authorities; (9) periodically reviewing the services performed by the Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (10) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund’s custody, administration and escrow agreements; (11) providing information and assistance as requested in  connection with the registration of the Fund’s Shares in accordance with state securities requirements; (12) providing assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund’s independent accountants; and (13) supervising other aspects of the Fund’s operations and providing other administrative services to the Fund.

ANTI-MONEY LAUNDERING CONSIDERATIONS

The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), signed into law on and effective as of October 26, 2001, requires that financial institutions establish and maintain compliance programs to guard against money laundering activities. The USA PATRIOT Act requires the Secretary of the Treasury (“Treasury”) to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject pooled investment vehicles such as the Fund to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require the Investment Manager or other service providers to the Fund, in connection with the establishment of anti-money laundering procedures, to share information with governmental authorities with respect to its Shareholders. Such legislation and/or regulations could require the Fund to implement additional restrictions on the transfer of the Shares. The Investment Manager reserves the right to request such information as is necessary to verify the identity of a Shareholder and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. The Fund may, in the event of delay or failure by the applicant to produce any information required for verification purposes, or for any other reason, in its sole and absolute discretion, refuse an investment in or transfer of Shares by any person or entity.

The Fund may require a detailed verification of each prospective investor’s identity and the source of the payment of the subscription amount. The Fund may also require that this information be supplied by a prospective investor who did not supply such information when it subscribed for Shares. This information, and any other information supplied by a prospective investor or a Shareholder (each, an “Investor”) of the Fund, may be transmitted to any governmental agency that the Fund reasonably believes has jurisdiction (each, a “Governmental Authority”), without prior notice to the Investor, in order to satisfy any applicable anti-money laundering laws, rules or regulations to which the Fund is or may become subject, notwithstanding any confidentiality agreement to the contrary.

27

Depending on the circumstances of each Investor, a detailed verification might not be required where:

(1)  the applicant is a recognized financial institution which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3 Money Laundering Regulations (2003 Revision); or

(2)  the application is made through a recognized intermediary which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3, Money Laundering Regulations (2003 Revision). In this situation the Fund may rely on a written assurance from the intermediary that the requisite identification procedures on the applicant for business have been carried out.

These exceptions will only apply if the financial institution or intermediary referred to above is within a country recognized as having sufficient anti-money laundering regulations.

In attempting to verify an Investor’s identity, the Fund may request any information it deems necessary including, but not limited to, the Investor’s legal name, current address, date of birth or date of formation (as applicable), information regarding the nature of the Investor’s business, the locations in which the Investor transacts its business, proof as to the current good standing of the Investor in its jurisdiction of formation (if an entity), proof of identity (e.g., a driver’s license, social security number or taxpayer identification number), and any other information the Fund believes is reasonably necessary to verify the identity of the Investor. The Fund may also request information regarding the source of the subscription amount including, but not limited to, letters from financial institutions, bank statements, tax records, audited financial statements and other information the Fund believes is reasonably necessary to verify the source of the subscription amount.

The Fund may request that an Investor supply updated information regarding its identity or business at any time. The Fund may also request additional information regarding the source of any funds used to make additional contributions to the Fund. In the event of delay or failure by an Investor to produce any information required for verification purposes, the Fund may refuse to accept a new or additional contribution. The Fund may refuse a redemption of a Shareholder’s Shares, or any portion thereof, in the Fund or other transfer of funds if it believes such action is necessary in order to comply with its responsibilities under applicable law.

An Investor may be asked to indemnify and hold harmless the Fund, the Investment Manager, the Sub-Adviser and their respective Affiliates, including their officers, directors, members, partners, Shareholders, managers, employees and agents (collectively, each “Fund and its Affiliates”) from and against any loss, liability, cost or expense (including, but not limited to, attorneys’ fees, taxes and penalties) which may result, directly or indirectly, from any misrepresentation or breach of any warranty, condition, covenant or agreement set forth in the Subscription Documents or any other document delivered by the Investor to the Fund or as a result of any violations of law committed by the Investor. Such Subscription Documents will further provide that the Fund and its Affiliates are not and shall not be liable for any loss, liability, cost or expense to the Investor resulting, directly or indirectly, from any action taken by the Fund and its Affiliates in making a good faith attempt to comply with the laws of any jurisdiction to which the Fund and its Affiliates are or become subject, including loss resulting from a failure to process any application for withdrawal if such information that has been required by the Fund and its Affiliates has not been provided by the Investor or if the Fund and its Affiliates believe in good faith that the processing thereof would violate applicable law. This indemnification provision shall be in addition to, and not in limitation of, any other indemnification provision applicable to the Fund and its Affiliates.

The Fund and its Affiliates hereby disclaim any and all responsibility for any action taken by them in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority. Any and all losses incurred by an Investor in the Fund as a direct or indirect result of any action taken by such Fund and its Affiliates in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority shall be the sole responsibility of the Investor without recourse to the Fund and its Affiliates.

28

FISCAL YEARS

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund adopted the 12-month period ending December 31 of each year as its taxable year.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to Shareholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance.

The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

29

FINANCIAL STATEMENTS

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND

(a Delaware Statutory Trust)

Financial Statements

For the Period from March 10, 2009 (date of organization)

 through July 15, 2009

Report of Independent Registered Public Accounting Firm

30

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND

(a Delaware Statutory Trust)

For the Period from March 10, 2009 (date of organization) through July 15, 2009

31

To the Shareholder and
Board of Trustees of
Hatteras 1099 Advantage Institutional Fund

We have audited the accompanying statement of assets and liabilities of Hatteras 1099 Advantage Institutional Fund (the "Master Fund"), as of July 15, 2009, and the related statements of operations and changes in net assets for the period from March 10, 2009 (date of organization) through July 15, 2009.  These financial statements are the responsibility of the Master Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatteras 1099 Advantage Institutional Fund as of July 15, 2009, and the results of its operations and changes in net assets for the period from March 10, 2009 (date of organization) through July 15, 2009, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

July 21, 2009
Philadelphia, Pennsylvania

32

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
(a Delaware Statutory Trust)

Statement of Assets and Liabilities
July 15, 2009

Assets
Cash	$100,000
Deferred offering costs	116,305

Total assets	216,305

Liabilities
Payable to Investment Manager for offering costs	116,305

Net Assets	$100,000

Net assets were comprised of:
Common stock at par (Note 1)	$100,000
Accumulated net investment income	-

Net assets, July 15, 2009	$100,000

Net asset value per common share:
Equivalent to 1,000 shares of common stock issued and outstanding,
3,000,000 shares authorized	$100.00

See Notes to Financial Statements.

33

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
(a Delaware Statutory Trust)

Statement of Operations
For the Period from March 10, 2009 (date of organization) through July 15, 2009

Investment income	$-

Expenses
Organizational expenses	48,452

Net investment loss, before reimbursement	48,452

Reimbursement from Investment Manager	(48,452)

Net investment income	$-

See Notes to Financial Statements.

34

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
(a Delaware Statutory Trust)

Statement of Changes in Net Assets
For the Period from March 10, 2009 (date of organization) through July 15, 2009

Operations
Net investment income	$-

Capital Share Transactions
Net proceeds from the issuance of common shares	100,000

Total increase	100,000

NET ASSETS
Beginning of period	-

End of period	$100,000

See Notes to Financial Statements.
35

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
(a Delaware Statutory Trust)

Notes to Financial Statements

1. Organization

Hatteras 1099 Advantage Institutional Fund (the “Master Fund”) was organized as a statutory trust under the laws of the state of Delaware on March 10, 2009.  The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Capital Investment Management, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the 1940 Act.  The Master Fund had no operations other than a sale to the Investment Manager of 1,000 shares of common stock for $100,000 ($100.00 per share).

Valuations of Investments in Underlying Funds – Upon commencement of operations, the Master Fund will value interests in the underlying funds at fair value, which ordinarily will be the value determined by their respective investment managers, in accordance with procedures established by the Board of Trustees (the “Board”). Investments in underlying funds are subject to the terms of the underlying funds’ offering documents.  Valuations of the underlying funds may be subject to estimates and are net of management and performance incentive fees or allocations payable by the underlying funds’ as required by the underlying funds’ offering documents. If the Investment Manager determines that the most recent value reported by the underlying fund does not represent fair value or if the underlying fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Valuation of Investments in Exchange Traded Funds - Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.

Federal Income Taxes – It is the Master Fund’s intention to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its net income and net realized capital gains, if any, to shareholders.  Therefore, no federal income tax or excise tax provisions have been recorded.

36

HATTERAS 1099 ADVANTAGE INSTITUTIONAL FUND
(a Delaware Statutory Trust)

Notes to Financial Statements

1.  Organization (continued)

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Agreements

The Master Fund has entered into an Investment Management Agreement with the Investment Manager.  Ramius Fund of Funds Group LLC serves as sub-advisor (the “Sub-Advisor”) to the Master Fund.  The Master Fund will pay the Investment Manager a monthly fee (the “Investment Management Fee”) in an amount equal to 1.50% of the month end net assets of the Master Fund.  The Investment Manager will pay the Sub-Advisor fees for their sub-advisory services.

3. Organizational Expenses and Offering Costs

Organizational expenses of $48,452, which have been incurred through July 15, 2009, have been presented as an expense and reimbursement from the Investment Manager in the accompanying Statement of Operations. Offering costs, estimated to be approximately $116,305, have been deferred and will be amortized to expense over twelve months on a straight-line basis after operations begin.

4. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund through July 21, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

37

PART C.	OTHER INFORMATION

Hatteras 1099 Advantage Institutional Fund (the “Registrant”)

Item 25.	Financial Statements and Exhibits

1.           Financial Statements are included in the Statement of Additional Information filed herewith.

2.           Exhibits:

(a)(1)     Amended and Restated Agreement and Declaration of Trust is filed herewith.

(a)(2)     Certificate of Formation of Trust is incorporated by reference to Exhibit (a)(1) of the Registrant’s Registration Statement as previously filed on March 27, 2009.

(a)(3)     Certificate of Amendment to Certificate of Formation of Trust dated June 9, 2009 is filed herewith.

(b)          By-Laws are incorporated by reference to Exhibit (b) of the Registrant’s Registration Statement as previously filed on March 27, 2009.

(c)          Not applicable.

(d)          Refer to Exhibits (a)(1), (b).

(e)          Not applicable.

(f)           Not applicable.

(g)(1)     Investment Management Agreement is filed herewith.

(g)(2)     Sub-Advisory Agreement is filed herewith.

(h)          Distribution Agreement is filed herewith.

(i)           Not applicable.

(j)           Custody Agreement is filed herewith.

(k)(1)     Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.

(k)(2)     Fund Servicing Agreement is filed herewith.

(k)(3)     Expense Reduction Agreement is filed herewith.

(k)(4)     Form of Joint Insured Bond Agreement is filed herewith.

(k)(5)     Form of Joint Liability Insurance Agreement is filed herewith.

(k)(6)     Powers of Attorney are filed herewith.

(l)(1)      Opinion of Drinker Biddle & Reath LLP is filed herewith.

(l)(2)      Consent of Drinker Biddle & Reath LLP is filed herewith.

(m)         Not applicable.

(n)          Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)          Not applicable.

(q)          Not applicable.

(r)(1)      Code of Ethics of the Registrant is filed herewith.

(r)(2)      Code of Ethics of Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Capital Distributors, LLC is filed herewith.

(r)(3)      Code of Ethics of Ramius Fund of Funds Group LLC is filed herewith.

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distribution

All figures are estimates:
Registration fees	$35,500
Legal fees	$85,000
Printing fees	$2,500
Blue Sky fees	$26,500
Accounting fees	$5,000

Total	$154,500

Item 28.	Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of trustees, board of directors and/or board of managers of certain other funds advised by the Investment Manager.  In addition, the officers of Registrant and these other funds are substantially identical.  Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29.

Title of Class	Number of Shareholders*
Shares	1
* As of July 17, 2009.

Item 30.	Indemnification

Sections 8.1-8.4 of Article VII of the Registrant’s Agreement and Declaration of Trust states:

Section 8.1
Limitation of Liability.  Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust.  Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2
Indemnification.  The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a "Covered Person"), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants' and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person's office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as "Disabling Conduct").  Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3
Indemnification Determinations.  Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4
Indemnification Not Exclusive.  The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VIII, "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested, non-party Trustee" is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31.	Business and Other Connections of Investment Adviser

Ramius Fund of Funds Group, LLC, the Registrant’s sub-adviser (the “Sub-Adviser”), acts as investment adviser or sub-adviser for other registered investment companies and investment funds excluded from the definition of investment company under the Investment Company Act of 1940. The Sub-Adviser is also registered as a commodity pool operator with the U.S. Commodity Futures Trading Commission. Information as to the directors and officers of the Sub-Adviser, together with a description of any other business, profession, vocation, or employment of a substantial nature in which the Sub-Adviser, and each director, executive officer, managing member or partner of the Sub-Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in the Sub-Adviser’s Form ADV as filed with the SEC (File No. 801-60159), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment manager, Hatteras Capital Investment Management, LLC (the “Investment Manager”), together with information as to any other business, profession, vocation or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV (File No. 801-62608) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant’s Administrator and (3) the Registrant’s Custodian.  The address of each is as follows:

1.	Hatteras 1099 Advantage Institutional Fund
8540 Colonnade Center Drive, Suite 401
Raleigh, North Carolina 27615

2.	UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233
And

UMB Fund Services, Inc.
Rose Tree Corporate Center, Building 1
1400 N Providence Road, Suite 200
Media, PA 19063-2043

3.	UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable

2.	Not applicable

3.	Not applicable

4.	The Registrant undertakes:

a.           To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b.           That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c.           To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.           That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.           That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:  (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable

6.             The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, and State of North Carolina, on the 21st day of July, 2009.

Hatteras 1099 Advantage Institutional Fund

By:	/s/ David B. Perkins
Name:	David B. Perkins
Title:	President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated below on the date indicated.

* H. Alexander Holmes	Trustee	July 21, 2009
H. Alexander Holmes

* Gregory S. Sellers	Trustee	July 21, 2009
Gregory S. Sellers

* Steve E. Moss	Trustee	July 21, 2009
Steve E. Moss

* Daniel K. Wilson	Trustee	July 21, 2009
Daniel K. Wilson

/s/ David B. Perkins	Trustee	July 21, 2009
Name: David B. Perkins

/s/ David B. Perkins	President	July 21, 2009
Name: David B. Perkins

/s/ R. Lance Baker		Treasurer	July 21, 2009
Name: R. Lance Baker

* By:	/s/ J. Michael Fields
J. Michael Fields
Attorney-In-Fact (pursuant to
Power of Attorney)

EXHIBIT INDEX

(a)(1)	Amended and Restated Agreement and Declaration of Trust is filed herewith.

(a)(3)	Certificate of Amendment to Certificate of Formation of Trust is filed herewith.

(g)(1)	Investment Management Agreement is filed herewith.

(g)(2)	Sub-Advisory Agreement is filed herewith.

(h)	Distribution Agreement is filed herewith.

(j)	Custody Agreement is filed herewith.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement is filed herewith.

(k)(2)	Fund Servicing Agreement is filed herewith.

(k)(3)	Expense Reduction Agreement is filed herewith.

(k)(4)	Form of Joint Insured Bond Agreement is filed herewith.

(k)(5)	Form of Joint Liability Insurance Agreement is filed herewith.

(k)(6)	Powers of Attorney are filed herewith.

(l)(1)	Opinion of Drinker Biddle & Reath LLP is filed herewith.

(l)(2)	Consent of Drinker Biddle & Reath LLP is filed herewith.

(n)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(r)(1)	Code of Ethics of the Registrant is filed herewith.

(r)(2)	Code of Ethics of Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Capital Distributors, LLC is filed herewith.

(r)(3)	Code of Ethics of Ramius Fund of Funds Group LLC is filed herewith.